Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam
Premier Income
Trust

7 | 31 | 05

Annual Report

[SCALE LOGO OMITTED]

PUTNAM INVESTMENTS

[GRAPHIC OMITTED: WATERFALL]

INCOME FUNDS

invest in bonds with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

[GRAPHIC OMITTED: FOUNDER]

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

[GRAPHIC OMITTED: SIGNATURE, JUSTICE SAMUEL PUTNAM 1830]

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what's right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.


Putnam
Premier Income
Trust

7 | 31 | 05

Annual Report

Message from the Trustees                            2
Report from the fund managers                        5
Performance                                         11
Your fund's management                              13
Terms and definitions                               16
Trustee approval of management contract             17
Other information for shareholders                  23
Financial statements                                24
Federal tax information                             81
Shareholder meeting results                         82
Compliance certifications                           84
About the Trustees                                  85
Officers                                            91

Cover photograph: North Middle Falls, Silver Creek State Park, Oregon [c] Richard H. Johnson


Message from the Trustees

Dear Fellow Shareholder

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 17 we provide information about the 2005 approval by the Trustees of your fund's management contract with Putnam, including the amendment to the contract that was also approved by fund shareholders at the annual shareholder meeting.

On page 82 of this report, you will find information about the outcome of votes by shareholders at your fund's annual meeting, which was held on July 14, 2005. At the meeting, fund shareholders voted, consistent with the recommendation of your fund's Trustees, against a proposal to convert your fund to an open-end investment company. Fewer than 11% of outstanding shares were voted in favor of the proposal. Voting on this proposal was triggered by the trading discount of your fund's shares at the close of the fund's 2004 fiscal year. The Trustees' recommendation for the 2005 meeting was based on their view that your fund's closed-end status affords it significant investment benefits and reflected their belief that the current discount level did not justify the fundamental changes and associated risks that would have resulted from a conversion. Your fund's Trustees will continue to monitor the fund's discount trading pattern.

We would also like to take this opportunity to announce the retirement of one of your fund's Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund's management team discuss the fund's performance, strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Respectfully yours,

/S/GEORGE PUTNAM, III

George Putnam, III
President of the Funds

/S/JOHN A. HILL

John A. Hill
Chairman of the Trustees

September 21, 2005

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM, III AND JOHN A. HILL]


Putnam Premier Income Trust is designed for investors seeking a high level of current income. The fund maintains flexibility across three sectors -- U.S. government and agencies, high-yield corporate, and international -- to seek maximum current income without undue risk to capital. The fund may be appropriate for investors seeking a higher level of income who can accept a moderately higher level of risk.

------------------------------------------------------------------------------
Highlights

* During its fiscal year ended July 31, 2005, Putnam Premier Income
  Trust had a total return at net asset value (NAV) of 10.00%. The fund's return at market price was 8.35%.

* The fund's primary benchmark, the Lehman Government Bond Index, returned 4.39%. The average return of the fund's Lipper category, Flexible Income Funds (closed-end), was 11.43%.

* In February 2005, Putnam Master Income Trust was merged into your fund. See page 9 for details.

* The fund's monthly dividend was reduced to $0.03 per share, effective May 2005. See page 9 for details.

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 11.


------------------------------------------------------------------------------
Performance

It is important to note that a fund's performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund's shares, and changes in fund distributions.

Total return for periods ended 7/31/05

Since the fund's inception (2/29/88), average annual return is 8.44% at NAV and 7.21% at market price.

------------------------------------------------------------------------------
                       Average annual return        Cumulative return
                         NAV   Market price         NAV     Market price
------------------------------------------------------------------------------
10 years                 7.21%     7.23%           100.52%    101.04%
------------------------------------------------------------------------------
5 years                  8.48      8.35             50.23      49.32
------------------------------------------------------------------------------
1 year                  10.00      8.35             10.00       8.35
------------------------------------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.


Report from the fund managers

The year in review

During the past 12 months, shorter-maturity bond yields have risen as the U.S. Federal Reserve Board (the Fed) has continued its gradual series of interest-rate increases. Yields on longer-term bonds fluctuated significantly during the year, but ended the period with little change. As a result, much of your fund's strength was apparent during the first half of the period, when long-term bond yields declined. The second half was considerably more volatile, as investors became concerned about stronger economic growth leading to an increase in inflation. The fund's diversified global portfolio -- and, in particular, its emphasis on European bonds -- helped it to outperform its benchmark index, but our reduction of the fund's exposure to high-yield and emerging-market bonds detracted from returns, causing it to underperform its Lipper category. The fund's currency strategy did not have a significant impact on returns during the period.

Market overview

Global bond markets enjoyed a favorable set of circumstances during the first half of the fiscal year, but there was significantly higher volatility in the second half. From August 2004 through January 2005, most bond sectors produced positive returns, with the riskier sectors -- including corporate high-yield bonds and emerging-market bonds -- continuing to outperform the higher-quality investment-grade corporate, government, and agency sectors. While short-term interest rates generally increased during the first half, long-term bond rates declined as foreign countries and institutional investors bought long-term Treasuries. Emerging markets benefited from high energy and commodities prices, solid economic growth, and an overall reduction of perceived risk, while high-yield bonds continued to perform well due to low default rates and solid economic growth.

In the second half of the period, from February through July 2005, global bond markets became more volatile as investors became more concerned about strong global growth, record-high energy prices, and the potential for higher inflation. At its meetings in January, February, and March, the Fed changed its tone to reflect its own concerns about inflation. Investors interpreted this as an indication that future rate increases could be more frequent and higher, and bonds sold off sharply. Lower-quality, higher-yielding bond sectors -- including emerging markets and high-yield corporates -- experienced the greatest price declines (and yield increases).

The market's decline proved overblown, however, and bond markets -- led by the United States -- staged a significant rally from March through the end of May, bringing the 10-year Treasury yield below 4.00%. As the period came to a close, reports of stronger economic growth once again caused prices to decline (and yields to rise).

Strategy overview

During this past year, we have continued to reduce the level of credit risk in the portfolio. This detracted from the fund's relative performance as high-yield bonds generally performed well over the period. Nevertheless, we believe the strategy makes sense from a longer-term perspective, as we feel that the economic fundamentals will probably not support the outperformance of high-yield bonds over the next several years. The fund was also slightly underweighted in emerging-market bonds relative to many of its peers. This also detracted from relative returns.

------------------------------------------------------------------------------
Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/05.

------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                           4.39%
------------------------------------------------------------------------------
Citigroup Non-U.S. World Government Bond Index
(international government bonds)                                      7.75%
------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield corporate
bonds)                                                               10.37%
------------------------------------------------------------------------------
JP Morgan Global Diversified Emerging Markets Bond Index
(global emerging-market bonds)                                       15.57%
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                   14.05%
------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                               21.06%
------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                            24.78%
------------------------------------------------------------------------------

Another key component of our strategy was to reduce the portfolio's sensitivity to changes in interest rates by shortening its overall duration. Duration, which is measured in years, is the primary indicator of interest-rate sensitivity. The shorter a bond's duration, the less sensitive its price will be to interest-rate changes. The fund's shorter duration hurt its relative returns when the market rallied, as it did during the first half of the period and again from March through May 2005. This strategy was very helpful, however, during the market's sharp decline from February through March 2005.

With short-term interest rates continuing to rise, we increased the fund's position in bank loans (included in the "high-yield" sector in the chart below). We also continued to favor international bonds from developed countries, especially in Europe.

Your fund's holdings

The fund's fiscal year was generally marked by interest-rate fluctuations within a relatively moderate range, although volatility increased from February through May 2005. In this environment, the fund's holdings of securitized bonds, or structured securities, performed well because they generally were of shorter durations than corporate bonds. As interest rates rose, we were able to reinvest the assets in higher-yielding securities. The fund's securitized holdings included mortgage-backed securities (MBSs), such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Govern ment National Mortgage Association (Ginnie Mae). Other types of securitized bonds included asset-backed securities (ABSs), backed by car loans, home equity loans, and credit card payments, and commercial mortgage-backed securities (CMBSs), backed by loans on large commercial real estate projects. During the period, the fund's holdings of ABSs, CMBSs, and MBSs backed by adjustable-rate mortgages all made solid contributions to performance.

------------------------------------------------------------------------------
Comparison of top sector weightings

[GRAPHIC OMITTED: bar chart COMPARISON OF TOP SECTOR WEIGHTINGS]

This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

                            as of 1/31/05          as of 7/31/05

U.S. investment
grade                           40.9%                  42.9%

High yield                      42.1%                  34.6%

International*                  17.0%                  22.5%

* Includes emerging-market holdings.

Treasury bonds generally underperformed during the period. The fund was underweighted in this sector compared to many of its peers, so this positioning was generally helpful for relative returns. European government bonds made a substantial contribution to returns during the period, benefiting from slowing growth in Europe and expectations that these low growth rates would continue through the end of 2005. When U.S. bond markets sold off in February and March 2005, European government bonds outperformed by a considerable margin. Because the fund was overweighted in these securities, particularly those issued by the governments of Germany, France, and Sweden, this positioning bolstered its relative returns.

------------------------------------------------------------------------------
Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each comprised, as of 7/31/05. The fund's holdings will change over time.

------------------------------------------------------------------------------
Holding (percent of fund's net assets)            Coupon (%) and maturity date
------------------------------------------------------------------------------
International Sector
------------------------------------------------------------------------------
Ireland (Republic of) Bonds (1.5%)                                5%,     2013
------------------------------------------------------------------------------
Germany (Federal Republic of) Bonds, Ser 97 (1.0%)                6%,     2007
------------------------------------------------------------------------------
United Mexican States bonds, Ser. MTN (0.9%)                      8.3%,   2031
------------------------------------------------------------------------------
High Yield Sector
------------------------------------------------------------------------------
Green Tree Financial Corp., Ser. 99-5, Class A5 (0.6%)            7.86%,  2030
------------------------------------------------------------------------------
Conseco Finance Securitizations Corp., Ser. 01-3, Class A4
(0.4%)                                                            6.91%,  2033
------------------------------------------------------------------------------
Conseco Finance Securitizations Corp., Ser. 00-4, Class A6
(0.4%)                                                            8.31%,  2032
------------------------------------------------------------------------------
U.S. Investment Grade Sector
------------------------------------------------------------------------------
U.S. Treasury Bonds (4.2%)                                        6.25%,  2030
------------------------------------------------------------------------------
Fannie Mae Pass-Through Certificates (3.1%)                       5.5%,   2035
------------------------------------------------------------------------------
Fannie Mae Pass-Through Certificates (2.9%)                       4.5%,   2020
------------------------------------------------------------------------------



While the fund remains significantly underweighted -- relative to its peer group -- in emerging-market securities, we added some emerging-market bonds during the period, because they offered better valuations than similarly rated high-yield corporate bonds. We emphasized bonds from Brazil, Mexico, and Russia, while reducing exposure in Colombia. We also eliminated the fund's position in Turkey.

In the high-yield corporate bond portion of the fund, we continued to favor bonds issued by wireless telecommunications companies, including Nextel Communications, because of strong subscriber growth, attractive valuations, and industry consolidation. We also emphasized energy companies, including Dresser Inc., a large manufacturer of energy exploration equipment. In this sector, the fund's holdings of Star Gas Partners detracted from performance. This company, a distributor of home heating oil in New England, was hurt by operational issues and rising oil prices. Nevertheless, we are still positive about its prospects and maintained the position.

We increased the fund's holdings of senior-secured bank loans during the period. These loans carry floating interest rates, which means they reset to reflect changes in short-term interest rates, which can be beneficial if rates rise. Each of these loans is generally fully backed by the issuing company's assets, such as plants, equipment, and inventory. Moreover, senior-secured loan lenders are entitled to be paid before any non-secured debt holder in the event of a liquidation of the company's assets due to bankruptcy.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

Of special interest

Merger with Putnam Master Income Trust completed

During the period, shareholders of Putnam Master Income Trust and Putnam Premier Income Trust approved a merger of Putnam Master Income Trust into Putnam Premier Income Trust, and the merger was completed on February 28, 2005. In connection with the merger, Putnam Premier Income Trust made a special dividend distribution in the amount of $0.065 per share. The merger, which occurred on February 25, 2005, is expected to result in lower expenses for shareholders of each fund due to the larger asset base of the combined fund.

Fund's dividend reduced

As short-term interest rates have been increasing, the cost of supporting preferred shares has risen. The portfolio has also decreased its allocation to high-yield in favor of higher-rated securities to become more defensive in a rising interest-rate environment. Consequently, the fund's monthly dividend was reduced from $0.039 to $0.03 per share, effective with the May 2005 payment.

------------------------------------------------------------------------------
The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

The past two years have seen strong returns in the emerging and high-yield corporate bond markets, reflecting a general global economic recovery. During the second half of the period, however, investors developed a more cautious view of the bond market based on a maturing global economic recovery and the realization that short-term interest rates would probably continue to increase through the end of the year. Our forecast is for a continuation of steady, moderate growth with a slight increase in inflation. Such an environment would probably be consistent with more short-term interest-rate increases by the Fed and would eventually push long-term bond yields upward. If these events transpire, we believe the fund's shorter duration and higher credit quality should help protect the value of its investments.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.


Your fund's performance

This section shows your fund's performance during its fiscal year, which ended July 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.

---------------------------------------------------------------------
Fund performance

Total return for periods ended 7/31/05
---------------------------------------------------------------------
                                          NAV         Market price
---------------------------------------------------------------------
Annual average
Life of fund (since 2/29/88)              8.44%           7.21%
---------------------------------------------------------------------
10 years                                100.52          101.04
Annual average                            7.21            7.23
---------------------------------------------------------------------
5 years                                  50.23           49.32
Annual average                            8.48            8.35
---------------------------------------------------------------------
1 year                                   10.00            8.35
---------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes.


-------------------------------------------------------------------------------
Comparative index returns

For periods ended 7/31/05

-------------------------------------------------------------------------------
                                         Citigroup            Lipper Flexible
                                 Lehman   Non-U.S.  JP Morgan  Income Funds
                               Government  World      Global   (closed-end)
                                   Bond  Government High Yield   category
                                  Index  Bond Index   Index*     average+
-------------------------------------------------------------------------------
Annual average
Life of fund (since
2/29/88)                           7.48%     7.11%       --       8.24%
-------------------------------------------------------------------------------
10 years                          88.40     57.11    105.59%    102.42
Annual average                     6.54      4.62      7.47       7.12
-------------------------------------------------------------------------------
5 years                           37.59     49.17     48.36      43.21
Annual average                     6.59      8.33      8.21       7.30
-------------------------------------------------------------------------------
1 year                             4.39      7.75     10.37      11.43
-------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* The inception date of the JP Morgan Global High Yield Index was
  12/31/93.

+ Over the 1-, 5-, and 10-year periods ended 7/31/05 there were 9 funds in this Lipper category.


-------------------------------------------------------------------------
Fund price and distribution information

For the 12-month period ended 7/31/05

-------------------------------------------------------------------------
Putnam Premier Income Trust
-------------------------------------------------------------------------
Distributions
(number)                                       12
-------------------------------------------------------------------------
Income                                         $0.506
-------------------------------------------------------------------------
Capital gains                                  --
-------------------------------------------------------------------------
Total                                          $0.506
-------------------------------------------------------------------------
Share value:                                   NAV       Market price
-------------------------------------------------------------------------
7/31/04                                        $7.03     $6.29
-------------------------------------------------------------------------
7/31/05                                         7.16      6.31
-------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------
Current dividend
rate 1                                          5.03%     5.71%
-------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.


-------------------------------------------------------------------------
Fund performance for most recent calendar quarter

Total return for periods ended 6/30/05

-------------------------------------------------------------------------
                                    NAV  Market price
-------------------------------------------------------------------------
Annual average
Life of fund (since
2/29/88)                           8.46%     7.36%
-------------------------------------------------------------------------
10 years                         102.28    104.62
Annual average                     7.30      7.42
-------------------------------------------------------------------------
5 years                           49.71     54.92
Annual average                     8.41      9.15
-------------------------------------------------------------------------
1 year                            10.78     15.29
-------------------------------------------------------------------------


Your fund's management

Your fund is managed by the members of the Putnam Core Fixed-Income and Core Fixed-Income High Yield teams. D. William Kohli is the Portfolio Leader, and Rob Bloemker, Jeffrey Kaufman, Paul Scanlon, and David Waldman are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the teams' management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnam.com.

------------------------------------------------------------------------------
Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is as of July 31, 2005, and July 31, 2004.


----------------------------------------------------------------------------------------------------
                                    $1 -      $10,001 - $50,001 -  $100,001 - $500,001 -   $1,000,001
                        Year   $0   $10,000   $50,000   $100,000   $500,000   $1,000,000   and over
----------------------------------------------------------------------------------------------------
D. William Kohli        2005    *
----------------------------------------------------------------------------------------------------
Portfolio Leader        2004    *
----------------------------------------------------------------------------------------------------
Rob Bloemker            2005    *
----------------------------------------------------------------------------------------------------
Portfolio Member         N/A
----------------------------------------------------------------------------------------------------
Jeffrey Kaufman         2005    *
----------------------------------------------------------------------------------------------------
Portfolio Member         N/A
----------------------------------------------------------------------------------------------------
Paul Scanlon            2005    *
----------------------------------------------------------------------------------------------------
Portfolio Member         N/A
----------------------------------------------------------------------------------------------------
David Waldman           2005    *
----------------------------------------------------------------------------------------------------
Portfolio Member        2004    *
----------------------------------------------------------------------------------------------------


N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 7/31/04.


------------------------------------------------------------------------------
Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended July 31, 2005, Rob Bloemker, Jeffrey Kaufman, and Paul Scanlon became Portfolio Members of your fund, and Portfolio Member Stephen Peacher left your fund's management team.

Rob Bloemker joined Putnam in 1999. Currently, he is a Team Leader, Mortgage and Government, and in the past five years his previous position at Putnam was Mortgage Specialist. Jeffrey Kaufman joined Putnam in 1998. Currently, he is Team Leader, Emerging Markets, and in the past five years his previous position at Putnam was Director, Emerging Market Debt. Paul Scanlon joined Putnam in 1999. Currently, he is Team Leader, U.S. High Yield, and in the past five years, his previous positions at Putnam have included Portfolio Manager and Analyst.


------------------------------------------------------------------------------
Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $930,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

------------------------------------------------------------------------------
Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust and Putnam Master Intermediate Income Trust, and a Portfolio Member of Putnam Global Income Trust.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Income Fund, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, and Putnam U.S. Government Income Trust.

Jeffrey Kaufman is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Master Intermediate Income Trust.

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, and Putnam Managed High Yield Trust, and a Portfolio Member of Putnam Diversified Income Trust and Putnam Master Intermediate Income Trust.

David Waldman is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Master Intermediate Income Trust.

D. William Kohli, Rob Bloemker, Jeffrey Kaufman, Paul Scanlon, and David Waldman may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.



------------------------------------------------------------------------------
Fund ownership by Putnam's Executive Board

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of July 31, 2005, and July 31, 2004.

------------------------------------------------------------------------------------------------
                                                     $1 -        $10,001 -  $50,001-    $100,001
                                Year          $0     $10,000     $50,000    $100,000    and over
------------------------------------------------------------------------------------------------
Philippe Bibi                   2005           *
------------------------------------------------------------------------------------------------
Chief Technology Officer        2004           *
------------------------------------------------------------------------------------------------
Joshua Brooks                   2005           *
------------------------------------------------------------------------------------------------
Deputy Head of
Investments                      N/A
------------------------------------------------------------------------------------------------
William Connolly                 N/A
------------------------------------------------------------------------------------------------
Head of Retail
Management                       N/A
------------------------------------------------------------------------------------------------
Kevin Cronin                    2005           *
------------------------------------------------------------------------------------------------
Head of Investments             2004           *
------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.           2005                       *
------------------------------------------------------------------------------------------------
President and CEO               2004           *
------------------------------------------------------------------------------------------------
Amrit Kanwal                    2005           *
------------------------------------------------------------------------------------------------
Chief Financial Officer         2004           *
------------------------------------------------------------------------------------------------
Steven Krichmar                 2005           *
------------------------------------------------------------------------------------------------
Chief of Operations             2004           *
------------------------------------------------------------------------------------------------
Francis McNamara, III           2005           *
------------------------------------------------------------------------------------------------
General Counsel                 2004           *
------------------------------------------------------------------------------------------------
Richard Robie, III              2005           *
------------------------------------------------------------------------------------------------
Chief Administrative
Officer                         2004           *
------------------------------------------------------------------------------------------------
Edward Shadek                   2005           *
------------------------------------------------------------------------------------------------
Deputy Head of
Investments                      N/A
------------------------------------------------------------------------------------------------
Sandra Whiston                   N/A
------------------------------------------------------------------------------------------------
Head of Institutional
Management                       N/A
------------------------------------------------------------------------------------------------


N/A indicates the individual became a member of Putnam's Executive Board after the reporting date.


Terms and definitions

------------------------------------------------------------------------------
Important terms

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.

------------------------------------------------------------------------------
Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities, excluding the United States.

JP Morgan Global Diversified Emerging Markets Bond Index is an unmanaged index of global emerging-market fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on total return at net asset value.


Trustee approval of management contract

------------------------------------------------------------------------------
General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund's management contract with Putnam Management and its sub-management contract with Putnam Management's affiliate, Putnam Investments Limited ("PIL"). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Putnam funds (the "Independent Trustees"), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's management contract and sub-management contract, effective July 1, 2005. Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund, subject to certain changes noted below, represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements in prior years.


------------------------------------------------------------------------------
Model fee schedules and categories; total expenses

The Trustees' review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam
  Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisers. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for the Putnam funds, including fee levels and breakpoints, and the assignment of each fund to a particular fee category under this structure. ("Breakpoints" refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.)

Since their inception, Putnam's closed-end funds have generally had management fees that are higher than those of Putnam's open-end funds pursuing comparable investment strategies. These differences ranged from five to 20 basis points. The Trustees have reexamined this matter and recommend that these differences be conformed to a uniform five basis points. Under the new fee schedule, the fund pays a quarterly fee to Putnam Management at the following rates:

  0.75% of the first $500 million of the fund's average weekly assets (as described below);
  0.65% of the next $500 million;
  0.60% of the next $500 million;
  0.55% of the next $5 billion;
  0.525% of the next $5 billion;
  0.505% of the next $5 billion;
  0.49% of the next $5 billion;
  0.48% of the next $5 billion;
  0.47% of the next $5 billion;
  0.46% of the next $5 billion;
  0.45% of the next $5 billion;
  0.44% of the next $5 billion;
  0.43% of the next $5 billion; and
  0.42% thereafter

Based on net asset levels as of June 30, 2005, the new fee schedule for your fund will not change the management fees, as a percentage of the fund's average weekly assets, currently paid by common shareholders. The Trustees approved the new fee schedules for the funds effective as of January 1, 2006, in order to provide Putnam Management an opportunity to accommodate the impact on revenues in its budget process for the coming year.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 33rd percentile in management fees and in the 67th percentile in total expenses as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds' management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds' current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management's revenues, expenses and profitability with respect to the funds' management contracts, allocated on a fund-by-fund basis.

------------------------------------------------------------------------------
Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under your fund's management contract. The Trustees were assisted in their review of the funds' investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds' portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund's common share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

               One-year period     Three-year period      Five-year period
------------------------------------------------------------------------------
                     37th                 28th                  28th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds' Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees' view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

------------------------------------------------------------------------------
Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund's investment adviser. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee's recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

The Trustees' annual review of your fund's management contract also included the review of your fund's custodian agreement with Putnam Fiduciary Trust Company which provides benefits to affiliates of Putnam Management.

------------------------------------------------------------------------------
Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

------------------------------------------------------------------------------
Approval of amended and restated management contract in July 2005

In July 2005, the Trustees, including the Independent Trustees of your fund, approved an amendment to your fund's management contract to take into account investment leverage in calculating management fees. The Trustees, including a majority of the Independent Trustees, have concluded that it would be in the best interest of your fund and its common shareholders to compensate Putnam Management on the basis of its "average weekly assets," rather than its net assets. "Average weekly assets" is defined as the difference (as measured on a weekly basis) between the fund's total assets (including assets attributable to leverage for investment purposes) and its total liabilities (excluding liabilities attributable to leverage for investment purposes). This formulation effectively allows for Putnam Management to receive management fees on leveraged assets. In the course of their evaluation, the Trustees considered the benefit to your fund from the additional investment management services that Putnam Management would perform in connection with a leveraged investment strategy, as well as the amount of compensation Putnam Management would receive under the proposed fee structure.

The Trustees noted that the proposed amendment would align the fee arrangements for your fund with those of other closed-end Putnam funds that currently engage in leverage for investment purposes. Furthermore, the Trustees were advised by Putnam Management that it is a customary and widespread practice in the closed-end fund industry to structure leveraged products in a manner that compensates advisors for their management of the assets acquired through leverage.

In evaluating the incentives and potential conflicts of interest created by an average weekly assets-based fee, the Trustees considered that the asset coverage restrictions under the 1940 Act, as well as other legal requirements, limit the extent to which a manager can expose a fund to additional risk through leverage. Furthermore, the Trustees considered the advantages of a management fee reduction mechanism that is included in the amended contract, which reduces the management fee dollar for dollar (subject to a specified maximum reduction) where the costs of carrying investment leverage outweigh the benefits (in terms of net income and short-term capital gains) to common shareholders from managing additional investment assets. In the event that your fund actually engages in leverage, the Trustees will have the opportunity, through regular reports from Putnam Management prepared in connection with the fee reduction mechanism described above, to continue monitoring the conflict of interest between Putnam Management and your fund.

The Trustees approved the proposed changes to your fund's management contract in principle at a meeting held on April 15, 2005, and further confirmed their approval in principle by written consent of a majority of the Trustees (including a majority of the Independent Trustees) dated May 18, 2005. Shareholders of your fund approved the amended and restated management contract at the fund's annual meeting of shareholders on July 14, 2005. The Trustees confirmed their action by written consent at an in-person meeting as required under the 1940 Act prior to the execution of the amended management contract.

The Trustees also approved conforming changes to the sub-management contract between Putnam Management and PIL with respect to your fund, to provide for PIL's fee to be calculated on the basis of the fund's average weekly assets. The fee paid under the sub-management contract is paid by Putnam Management and not by your fund. Under the circumstances, the changes to the sub-management contract did not require shareholder approval.


Other information for shareholders

------------------------------------------------------------------------------
Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

------------------------------------------------------------------------------
Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

------------------------------------------------------------------------------
Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


Financial statements

------------------------------------------------------------------------------
A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Premier Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Premier Income Trust, including the fund's portfolio, as of July 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Premier Income Trust as of July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG  LLP

Boston, Massachusetts
September 8, 2005



The fund's portfolio 7/31/05
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (23.9%)*
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal amount           Value
---------------------------------------------------------------------------------------------------------------------------------
Basic Materials (2.1%)
ALROSA Finance SA 144A company guaranty 8 7/8s, 2014 (Luxembourg)                                      $1,775,000      $2,014,625
Chaparral Steel Co. 144A sr. unsecd. notes 10s, 2013                                                      950,000         995,125
Cognis Holding GmbH & Co. 144A sr. notes 9 1/2s, 2014 (Germany)                               EUR         514,000         683,557
Compass Minerals International, Inc. sr. disc. notes
stepped-coupon Ser. B, zero % (12s, 6/1/08), 2013 ++                                                      555,000         463,425
Compass Minerals International, Inc. sr. notes stepped-coupon
zero % (12 3/4s, 12/15/07), 2012 ++                                                                     1,490,000       1,303,750
Crystal US Holdings, LLC sr. disc. notes stepped-coupon Ser. A,
zero % (10s, 10/1/09), 2014                                                                               659,000         481,070
Equistar Chemicals LP notes 8 3/4s, 2009                                                                  380,000         403,750
Equistar Chemicals LP/Equistar Funding Corp. company guaranty 10
1/8s, 2008                                                                                              1,128,000       1,249,260
Georgia-Pacific Corp. bonds 7 3/4s, 2029                                                                  855,000         956,531
Georgia-Pacific Corp. debs. 7.7s, 2015                                                                  1,840,000       2,097,600
Georgia-Pacific Corp. sr. notes 8s, 2024                                                                  105,000         119,700
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)                                                1,315,000       1,453,075
Hercules, Inc. company guaranty 11 1/8s, 2007                                                             711,000         803,430
Huntsman Advanced Materials, LLC sec. FRN 11.83s, 2008                                                    193,000         202,650
Huntsman Advanced Materials, LLC sec. notes 11s, 2010                                                     455,000         517,563
Huntsman, LLC company guaranty 11 5/8s, 2010                                                              500,000         587,500
Huntsman, LLC company guaranty 11 1/2s, 2012                                                              380,000         442,700
Innophos, Inc. 144A sr. sub. notes 8 7/8s, 2014                                                           451,000         463,403
International Steel Group, Inc. sr. notes 6 1/2s, 2014                                                    250,000         248,750
ISP Chemco, Inc. company guaranty Ser. B, 10 1/4s, 2011                                                 1,261,000       1,365,033
Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012                                                     415,000         418,113
Jefferson Smurfit Corp. company guaranty 7 1/2s, 2013                                                      75,000          72,188
JSG Holding PLC 144A sr. notes 11 1/2s, 2015 (Ireland) ++++                                   EUR         898,511         949,380
MDP Acquisitions PLC sr. notes 9 5/8s, 2012 (Ireland)                                                     170,000         171,700
MDP Acquisitions PLC sr. notes Ser. EUR, 10 1/8s, 2012 (Ireland)                              EUR         845,000       1,098,603
Nalco Co. sr. sub. notes 9s, 2013                                                             EUR         140,000         185,673
Nalco Co. sr. sub. notes 8 7/8s, 2013                                                                   2,055,000       2,239,950
Novelis, Inc. 144A sr. notes 7 1/4s, 2015 (Canada)                                                      1,575,000       1,610,438
PQ Corp. 144A company guaranty 7 1/2s, 2013                                                               465,000         465,000
Rockwood Specialties Group, Inc. company guaranty 7 5/8s, 2014                                EUR         700,000         865,453
Rockwood Specialties Group, Inc. 144A sub. notes 7 1/2s, 2014                                             250,000         252,500
Steel Dynamics, Inc. company guaranty 9 1/2s, 2009                                                      1,335,000       1,428,450
Sterling Chemicals, Inc. sec. notes 10s, 2007 ++++                                                        289,802         286,904
Stone Container Corp. sr. notes 9 3/4s, 2011                                                               25,000          26,438
Stone Container Corp. sr. notes 8 3/8s, 2012                                                              465,000         473,138
Stone Container Finance company guaranty 7 3/8s, 2014 (Canada)                                            290,000         276,225
Texas Industries, Inc. 144A sr. notes 7 1/4s, 2013                                                        318,000         335,490
United States Steel Corp. sr. notes 9 3/4s, 2010                                                          980,000       1,078,000
WHX Corp. sr. notes 10 1/2s, 2005 (In default) + ****                                                     365,000         359,525
                                                                                                                       29,445,665
---------------------------------------------------------------------------------------------------------------------------------
Capital Goods (1.6%)
Allied Waste North America, Inc. company guaranty Ser. B, 8 1/2s,
2008                                                                                                    1,422,000       1,496,655
BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011                                                     36,000          38,430
Blount, Inc. sr. sub. notes 8 7/8s, 2012                                                                1,076,000       1,172,840
Browning-Ferris Industries, Inc. debs. 7.4s, 2035                                                         630,000         554,400
Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008                                                   780,000         774,150
Crown Euro Holdings SA company guaranty 6 1/4s, 2011 (France)                                 EUR         209,000         266,903
Crown Euro Holdings SA sec. notes 9 1/2s, 2011(France)                                                    539,000         592,900
Crown Euro Holdings SA sec. sr. notes 10 7/8s, 2013 (France)                                            1,715,000       2,010,838
Decrane Aircraft Holdings Co. company guaranty zero %, 2008                                             3,587,000       1,363,060
Invensys, PLC notes 9 7/8s, 2011 (United Kingdom)                                                          60,000          59,100
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015                                                    2,546,000       2,488,715
Legrand SA debs. 8 1/2s, 2025 (France)                                                                  1,573,000       1,895,465
Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012                                                  104,000         117,260
Manitowoc Co., Inc. (The) company guaranty 10 3/8s, 2011                                      EUR         335,000         448,560
Manitowoc Co., Inc. (The) sr. notes 7 1/8s, 2013                                                          425,000         447,313
Milacron Escrow Corp. sec. notes 11 1/2s, 2011                                                            506,000         513,590
Mueller Group, Inc. sr. sub. notes 10s, 2012                                                              510,000         545,700
Owens-Brockway Glass company guaranty 7 3/4s, 2011                                                        849,000         899,940
Owens-Brockway Glass sr. sec. notes 8 3/4s, 2012                                                        1,910,000       2,084,288
Owens-Illinois, Inc. debs. 7.8s, 2018                                                                     287,000         298,480
Sequa Corp. sr. notes 9s, 2009                                                                          1,975,000       2,192,250
Siebe PLC 144A sr. unsub. 6 1/2s, 2010 (United Kingdom)                                                   790,000         693,225
Terex Corp. company guaranty 9 1/4s, 2011                                                                 365,000         396,938
Terex Corp. company guaranty Ser. B, 10 3/8s, 2011                                                      1,375,000       1,495,313
                                                                                                                       22,846,313
---------------------------------------------------------------------------------------------------------------------------------
Communication Services (1.6%)
Alamosa Delaware, Inc. company guaranty 11s, 2010                                                         642,000         731,880
Alamosa Delaware, Inc. company guaranty stepped-coupon zero %
(12s, 7/31/05), 2009 ++                                                                                   516,000         575,985
American Cellular Corp. company guaranty 9 1/2s, 2009                                                     375,000         391,875
Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010 (Bermuda) (In
default) +                                                                                              1,029,418          33,456
Cincinnati Bell Telephone Co. company guaranty 6.3s, 2028                                                 285,000         265,050
Cincinnati Bell, Inc. sr. sub. notes 7 1/4s, 2023                                                         780,000         764,400
Cincinnati Bell, Inc. 144A sr. notes 7s, 2015                                                           1,040,000       1,034,800
Citizens Communications Co. sr. notes 6 1/4s, 2013                                                      3,321,000       3,229,673
Globix Corp. company guaranty 11s, 2008 ++++                                                              464,162         437,473
Inmarsat Finance PLC company guaranty 7 5/8s, 2012 (United
Kingdom)                                                                                                1,001,000       1,059,809
Inmarsat Finance PLC company guaranty stepped-coupon zero % (10
3/8s, 10/15/08), 2012 (United Kingdom) ++                                                               1,466,000       1,172,800
iPCS, Inc. sr. notes 11 1/2s, 2012                                                                        580,000         658,300
IWO Escrow Co. 144A sec. FRN 7.349s, 2012                                                                 160,000         163,200
Nextel Communications, Inc. sr. notes 5.95s, 2014                                                       4,041,000       4,177,384
Qwest Communications International, Inc. company guaranty 8s,
2014                                                                                                      844,000         814,460
Qwest Corp. notes 8 7/8s, 2012                                                                          2,916,000       3,193,020
Qwest Corp. 144A sr. notes 7 5/8s, 2015                                                                   797,000         822,903
Qwest Services Corp. sec. notes 14s, 2014                                                                 700,000         847,000
Rogers Cantel, Inc. debs. 9 3/4s, 2016 (Canada)                                                           335,000         407,025
Rural Cellular Corp. sr. sub. notes 9 3/4s, 2010                                                          290,000         288,913
SBA Communications Corp. sr. notes 8 1/2s, 2012                                                           446,000         480,565
SBA Telecommunications, Inc./SBA Communications Corp. sr. disc.
notes stepped-coupon zero % (9 3/4s, 12/15/07), 2011 ++                                                   485,000         444,988
                                                                                                                       21,994,959
---------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (5.1%)
ArvinMeritor, Inc. notes 8 3/4s, 2012                                                                   1,205,000       1,295,375
Ashtead Holdings PLC 144A sr. notes 8 5/8s, 2015 (United Kingdom)                                         405,000         419,175
Autonation, Inc. company guaranty 9s, 2008                                                              1,705,000       1,879,763
Beazer Homes USA, Inc. company guaranty 8 3/8s, 2012                                                      290,000         311,388
Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012                                                           1,135,000       1,234,313
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012                                                             315,000         337,050
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014                                                             265,000         273,944
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)                                                  1,452,075       1,541,015
Coinmach Corp. sr. notes 9s, 2010                                                                       1,192,000       1,230,740
D.R. Horton, Inc. sr. notes 7 7/8s, 2011                                                                1,230,000       1,376,063
D.R. Horton, Inc. sr. notes 5 7/8s, 2013                                                                  820,000         814,126
Dana Corp. notes 10 1/8s, 2010                                                                            310,000         321,103
Dana Corp. notes 9s, 2011                                                                               1,085,000       1,182,650
Dana Corp. notes 7s, 2029                                                                                 185,000         163,302
Dana Corp. notes 6 1/2s, 2009                                                                             560,000         555,453
Dex Media West, LLC/Dex Media Finance Co. sr. notes Ser. B, 8
1/2s, 2010                                                                                              1,150,000       1,253,500
Dex Media, Inc. notes 8s, 2013                                                                          1,115,000       1,193,050
Dura Operating Corp. company guaranty Ser. B, 8 5/8s, 2012                                              1,273,000       1,209,350
FelCor Lodging LP company guaranty 9s, 2008 (R)                                                         1,012,000       1,118,260
Gaylord Entertainment Co. sr. notes 8s, 2013                                                              782,000         832,830
General Motors Acceptance Corp. FRN 4.559s, 2007                                                          680,000         664,877
General Motors Acceptance Corp. FRN Ser. MTN, 4.13s, 2007                                               1,360,000       1,337,794
Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011                                                     1,930,000       1,949,300
Harrah's Operating Co., Inc. company guaranty 8s, 2011                                                      5,000           5,664
HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008 (R)                                            328,000         332,920
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)                                                         1,460,000       1,512,925
JC Penney Co., Inc. debs. 7.95s, 2017                                                                   1,566,000       1,817,307
JC Penney Co., Inc. debs. 7 1/8s, 2023                                                                    850,000         938,534
JC Penney Co., Inc. notes 8s, 2010                                                                         55,000          60,550
John Q. Hammons Hotels LP/John Q. Hammons Hotels Finance Corp.
III 1st mtge. Ser. B, 8 7/8s, 2012                                                                        871,000         953,745
Jostens IH Corp. company guaranty 7 5/8s, 2012                                                          1,393,000       1,410,413
KB Home company guaranty 5 7/8s, 2015                                                                     451,000         449,723
KB Home sr. notes 5 3/4s, 2014                                                                            649,000         645,386
Levi Strauss & Co. sr. notes 12 1/4s, 2012                                                                704,000         790,240
Levi Strauss & Co. sr. notes 9 3/4s, 2015                                                               1,275,000       1,338,750
MeriStar Hospitality Corp. company guaranty 9 1/8s, 2011 (R)                                            1,145,000       1,216,563
Meritage Homes Corp. company guaranty 6 1/4s, 2015                                                        455,000         439,075
Meritage Homes Corp. sr. notes 7s, 2014                                                                   360,000         363,600
Meritor Automotive, Inc. notes 6.8s, 2009                                                                 775,000         775,000
MGM Mirage, Inc. company guaranty 8 1/2s, 2010                                                          1,275,000       1,405,688
MGM Mirage, Inc. company guaranty 6s, 2009                                                              1,539,000       1,542,848
Mirage Resorts, Inc. debs. 7 1/4s, 2017                                                                   346,000         356,380
Movie Gallery, Inc. 144A sr. unsecd. notes 11s, 2012                                                      927,000         959,445
Owens Corning notes 7 1/2s, 2006 (In default) +                                                         1,036,000         769,230
Oxford Industries, Inc. sr. notes 8 7/8s, 2011                                                            880,000         943,800
Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                                   1,740,000       1,898,775
Park Place Entertainment Corp. sr. notes 7s, 2013                                                         945,000       1,033,184
Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008                                                745,000         828,813
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012                                                  841,000         885,153
PRIMEDIA, Inc. sr. notes 8s, 2013                                                                       1,336,000       1,359,380
R.H. Donnelley Corp. sr. notes 6 7/8s, 2013                                                               650,000         663,000
R.H. Donnelley Finance Corp. I 144A sr. sub. notes 10 7/8s, 2012                                          900,000       1,044,000
Reader's Digest Association, Inc. (The) sr. notes 6 1/2s, 2011                                            705,000         722,625
Resorts International Hotel and Casino, Inc. company guaranty 11
1/2s, 2009                                                                                                875,000         987,656
Russell Corp. company guaranty 9 1/4s, 2010                                                             1,100,000       1,166,000
Scientific Games Corp. 144A sr. sub. notes 6 1/4s, 2012                                                 1,226,000       1,241,325
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014                                                          1,425,000       1,517,625
Standard Pacific Corp. sr. notes 7 3/4s, 2013                                                             815,000         859,825
Starwood Hotels & Resorts Worldwide, Inc. company guaranty 7
7/8s, 2012                                                                                              1,085,000       1,215,200
Starwood Hotels & Resorts Worldwide, Inc. debs. 7 3/8s, 2015                                            1,000,000       1,110,000
Station Casinos, Inc. sr. notes 6s, 2012                                                                  910,000         919,100
Station Casinos, Inc. sr. sub. notes 6 7/8s, 2016                                                         990,000       1,019,700
Teksid Aluminum 144A company guaranty 11 3/8s, 2011 (Luxembourg)                              EUR         210,000         211,942
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014                                                    823,000         860,035
Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s, 2013                                                 846,000         964,440
THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sub. notes 8 1/2s,
2014                                                                                                    1,207,000       1,175,316
Toys R Us, Inc. notes 7 5/8s, 2011                                                                        683,000         616,408
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015                                                 229,000         232,435
United Auto Group, Inc. company guaranty 9 5/8s, 2012                                                     985,000       1,061,338
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009                                                     1,415,000       1,372,550
Vertis, Inc. 144A sub. notes 13 1/2s, 2009                                                              1,405,000       1,081,850
WCI Communities, Inc. company guaranty 9 1/8s, 2012                                                     1,570,000       1,660,275
WRC Media Corp. sr. sub. notes 12 3/4s, 2009                                                            1,065,000       1,135,556
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st mtge. 6
5/8s, 2014                                                                                              1,087,000       1,058,466
                                                                                                                       71,424,179
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Consumer Staples (3.1%)
Affinity Group, Inc. sr. sub. notes 10 7/8s, 2012                                                         970,000         945,750
Affinity Group, Inc. sr. sub. notes 9s, 2012                                                            1,055,000       1,081,375
AMC Entertainment, Inc. sr. sub. notes 8s, 2014                                                           884,000         813,280
Archibald Candy Corp. company guaranty 10s, 2007 (In default) (F)
+ ++++                                                                                                    230,613          49,121
Brand Services, Inc. company guaranty 12s, 2012                                                         1,090,000       1,166,300
Charter Communications Holdings, LLC/Capital Corp. sr. disc.
notes stepped-coupon zero % (12 1/8s, 1/15/07), 2012 ++                                                   585,000         370,013
Charter Communications Holdings, LLC/Capital Corp. sr. disc.
notes stepped-coupon zero % (11 3/4s, 5/15/06), 2011 ++                                                 1,020,000         734,400
Charter Communications Holdings, LLC/Capital Corp. sr. notes 11
1/8s, 2011                                                                                              1,280,000       1,020,800
Charter Communications Holdings, LLC/Capital Corp. sr. notes 10
3/4s, 2009                                                                                              1,635,000       1,340,700
Charter Communications Holdings, LLC/Capital Corp. sr. notes 10s,
2011                                                                                                    1,892,000       1,466,300
Church & Dwight Co., Inc. company guaranty 6s, 2012                                                       865,000         867,163
Cinemark USA, Inc. sr. sub. notes 9s, 2013                                                                 50,000          52,625
Cinemark, Inc. sr. disc. notes stepped-coupon zero % (9 3/4s,
3/15/07), 2014 ++                                                                                       1,915,000       1,321,350
Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s, 2012                                            805,000         863,363
CSC Holdings, Inc. debs. 7 5/8s, 2018                                                                     481,000         470,178
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011                                                         717,000         722,378
CSC Holdings, Inc. 144A sr. notes 6 3/4s, 2012                                                          2,008,000       1,942,740
Dean Foods Co. sr. notes 6 5/8s, 2009                                                                   1,794,000       1,883,700
Del Monte Corp. sr. sub. notes 8 5/8s, 2012                                                             1,085,000       1,193,500
Del Monte Corp. 144A sr. sub. notes 6 3/4s, 2015                                                          640,000         657,600
DirecTV Holdings, LLC 144A sr. notes 6 3/8s, 2015                                                       1,999,000       1,994,003
Diva Systems Corp. sr. disc. notes Ser. B, 12 5/8s, 2008 (In
default) +                                                                                              4,748,000          23,740
Doane Pet Care Co. sr. sub. debs. 9 3/4s, 2007                                                          1,580,000       1,556,300
Echostar DBS Corp. company guaranty 6 5/8s, 2014                                                        4,144,000       4,112,920
Granite Broadcasting Corp. sec. notes 9 3/4s, 2010                                                      1,052,000         973,100
Interpublic Group of Companies, Inc. notes 6 1/4s, 2014                                                   565,000         512,884
Jean Coutu Group, Inc. sr. notes 7 5/8s, 2012 (Canada)                                                    695,000         722,800
Jean Coutu Group, Inc. sr. sub. notes 8 1/2s, 2014 (Canada)                                               835,000         827,694
Kabel Deutscheland GmbH 144A company guaranty 10 5/8s, 2014
(Germany)                                                                                                 894,000         987,870
Pinnacle Foods Holding Corp. sr. sub. notes 8 1/4s, 2013                                                1,439,000       1,309,490
Playtex Products, Inc. company guaranty 9 3/8s, 2011                                                    1,428,000       1,513,680
Playtex Products, Inc. sec. notes 8s, 2011                                                              1,490,000       1,594,300
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012                                                         873,000         890,460
Rainbow National Services, LLC 144A sr. notes 8 3/4s, 2012                                                936,000       1,027,260
Remington Arms Co., Inc. company guaranty 10 1/2s, 2011                                                 1,435,000       1,406,300
Sbarro, Inc. company guaranty 11s, 2009                                                                 1,410,000       1,427,625
Scotts Co. (The) sr. sub. notes 6 5/8s, 2013                                                              495,000         509,850
Six Flags, Inc. sr. notes 9 5/8s, 2014                                                                  1,317,000       1,279,136
Young Broadcasting, Inc. company guaranty 10s, 2011                                                       844,000         797,580
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014                                                      710,000         621,250
                                                                                                                       43,050,878
---------------------------------------------------------------------------------------------------------------------------------
Energy (3.7%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013                                                        2,598,000       2,669,445
Bluewater Finance, Ltd. company guaranty 10 1/4s, 2012 (Cayman
Islands)                                                                                                  940,000       1,015,200
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014 (Canada)                                                 907,000         917,204
CHC Helicopter Corp. 144A sr. sub. notes 7 3/8s, 2014 (Canada)                                            670,000         677,538
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013                                                          1,991,000       2,152,769
Comstock Resources, Inc. sr. notes 6 7/8s, 2012                                                           995,000       1,009,925
Dresser, Inc. company guaranty 9 3/8s, 2011                                                             1,348,000       1,415,400
Exco Resources, Inc. company guaranty 7 1/4s, 2011                                                      1,410,000       1,441,725
Forest Oil Corp. company guaranty 7 3/4s, 2014                                                            665,000         709,888
Forest Oil Corp. sr. notes 8s, 2011                                                                     1,465,000       1,611,500
Forest Oil Corp. sr. notes 8s, 2008                                                                       390,000         416,325
Gazprom OAO 144A notes 9 5/8s, 2013 (Germany)                                                             620,000         753,300
Grant Prideco Escrow, Inc. 144A sr. unsecd. notes 6 1/8s, 2015                                            396,000         403,920
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)                                                1,140,000       1,117,200
Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014                                         1,013,000       1,025,663
Key Energy Services, Inc. sr. notes 6 3/8s, 2013                                                          896,000         898,240
Massey Energy Co. sr. notes 6 5/8s, 2010                                                                1,497,000       1,545,653
Nak Naftogaz Ukrainy bonds 8 1/8s, 2009 (Ukraine)                                                       2,200,000       2,290,200
Newfield Exploration Co. sr. notes 7 5/8s, 2011                                                         1,360,000       1,489,200
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014                                                      698,000         731,155
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013                                                    910,000         882,700
Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011                                                       1,002,763       1,052,687
Pacific Energy Partners/Pacific Energy Finance Corp. sr. notes 7
1/8s, 2014                                                                                                695,000         734,963
Peabody Energy Corp. sr. notes 5 7/8s, 2016                                                             1,470,000       1,466,325
Pemex Finance, Ltd. bonds 9.69s, 2009 (Cayman Islands)                                                  1,670,250       1,810,250
Pemex Project Funding Master Trust company guaranty 8 5/8s, 2022                                        1,215,000       1,477,805
Pemex Project Funding Master Trust company guaranty Ser. REGS, 9
1/2s, 2027                                                                                              2,500,000       3,250,000
Pemex Project Funding Master Trust 144A notes 5 3/4s, 2015                                              3,855,000       3,779,828
Petroleum Geo-Services notes 10s, 2010 (Norway)                                                         1,095,000       1,237,350
Petronas Capital, Ltd. company guaranty 7 7/8s, 2022 (Malaysia)                                         1,370,000       1,741,681
Plains Exploration & Production Co. sr. notes 7 1/8s, 2014                                                947,000       1,022,760
Plains Exploration & Production Co. sr. sub. notes 8 3/4s, 2012                                         1,230,000       1,343,775
Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011                                                  1,270,000       1,343,025
Pride International, Inc. sr. notes 7 3/8s, 2014                                                        1,619,000       1,776,853
Seabulk International, Inc. company guaranty 9 1/2s, 2013                                               1,150,000       1,298,063
Star Gas Partners LP/Star Gas Finance Co. sr. notes 10 1/4s, 2013                                       1,350,000       1,248,750
Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012                                                          1,070,000       1,158,275
Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011                                                       285,000         299,250
                                                                                                                       51,215,790
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Financial (1.3%)
Bosphorus Financial Services, Ltd. 144A sec. FRN 5.068s, 2012
(Cayman Islands)                                                                                        3,612,000       3,611,303
Crescent Real Estate Equities LP notes 7 1/2s, 2007 (R)                                                   600,000         613,500
Digicel, Ltd. 144A sr. notes 9 1/4s, 2012 (Jamaica)                                                       625,000         642,188
Finova Group, Inc. notes 7 1/2s, 2009                                                                   1,021,140         467,172
UBS Luxembourg SA for Sberbank sub. notes 6.23s, 2015
(Luxembourg)                                                                                            4,340,000       4,372,550
VTB Capital SA 144A notes 7 1/2s, 2011 (Luxembourg)                                                     3,005,000       3,230,375
VTB Capital SA bonds 6 1/4s, 2035 (Luxembourg)                                                          4,105,000       4,094,738
Western Financial Bank sub. debs. 9 5/8s, 2012                                                          1,050,000       1,157,625
                                                                                                                       18,189,451
---------------------------------------------------------------------------------------------------------------------------------
Health Care (2.1%)
AmerisourceBergen Corp. company guaranty 7 1/4s, 2012                                                     765,000         841,500
AmerisourceBergen Corp. sr. notes 8 1/8s, 2008                                                          1,090,000       1,179,925
Community Health Systems, Inc. sr. sub. notes 6 1/2s, 2012                                                355,000         359,881
Coventry Health Care, Inc. sr. notes 5 7/8s, 2012                                                         630,000         645,750
DaVita, Inc. 144A sr. notes 6 5/8s, 2013                                                                  335,000         345,888
DaVita, Inc. 144A sr. sub. notes 7 1/4s, 2015                                                             670,000         693,450
Extendicare Health Services, Inc. sr. sub. notes 6 7/8s, 2014                                           1,030,000       1,024,850
HCA, Inc. debs. 7.19s, 2015                                                                             1,035,000       1,101,069
HCA, Inc. notes 8.36s, 2024                                                                               990,000       1,098,774
HCA, Inc. notes 7.69s, 2025                                                                               900,000         953,589
HCA, Inc. notes 6 1/4s, 2013                                                                            1,075,000       1,088,860
Healthsouth Corp. notes 7 5/8s, 2012                                                                    2,070,000       2,028,600
MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012                                                   1,100,000       1,083,500
MQ Associates, Inc. sr. disc. notes stepped-coupon zero % (12
1/4s, 8/15/08), 2012 ++                                                                                 1,625,000         869,375
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013                                                              1,450,000       1,424,625
PacifiCare Health Systems, Inc. company guaranty 10 3/4s, 2009                                          1,418,000       1,559,800
Service Corp. International debs. 7 7/8s, 2013                                                            112,000         120,400
Service Corp. International notes Ser. *, 7.7s, 2009                                                      515,000         551,050
Service Corp. International 144A sr. notes 7s, 2017                                                       333,000         341,741
Service Corp. International 144A sr. notes 6 3/4s, 2016                                                 1,039,000       1,066,274
Stewart Enterprises, Inc. 144A sr. notes 6 1/4s, 2013                                                   1,412,000       1,381,995
Tenet Healthcare Corp. notes 7 3/8s, 2013                                                                 750,000         735,000
Tenet Healthcare Corp. sr. notes 9 7/8s, 2014                                                           2,154,000       2,304,780
Triad Hospitals, Inc. sr. notes 7s, 2012                                                                1,585,000       1,656,325
Triad Hospitals, Inc. sr. sub. notes 7s, 2013                                                             409,000         421,270
Universal Hospital Services, Inc. sr. notes 10 1/8s, 2011
(Canada)                                                                                                1,025,000       1,055,750
US Oncology, Inc. company guaranty 9s, 2012                                                               835,000         910,150
Vanguard Health Holding Co. II, LLC sr. sub. notes 9s, 2014                                             1,081,000       1,175,588
Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 (R)                                              590,000         684,400
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 (R)                                                 337,000         349,638
Ventas Realty LP/Capital Corp. 144A sr. notes 6 3/4s, 2010 (R)                                            392,000         407,680
                                                                                                                       29,461,477
---------------------------------------------------------------------------------------------------------------------------------
Technology (0.6%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012                                                       999,000       1,011,488
Freescale Semiconductor, Inc. sr. notes Ser. B, 7 1/8s, 2014                                            2,386,000       2,541,090
Iron Mountain, Inc. company guaranty 8 5/8s, 2013                                                         435,000         457,838
Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011                                                           770,000         785,400
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011 (Cayman
Islands)                                                                                                   25,000          21,000
SCG Holding Corp. 144A notes zero %, 2011                                                                 640,000       1,024,000
SunGard Data Systems, Inc. 144A sr. unsecd. notes 9 1/8s, 2013                                            660,000         685,575
Xerox Corp. notes Ser. MTN, 7.2s, 2016                                                                    343,000         375,585
Xerox Corp. sr. notes 7 5/8s, 2013                                                                      1,837,000       1,960,998
                                                                                                                        8,862,974
---------------------------------------------------------------------------------------------------------------------------------
Transportation (0.2%)
American Airlines, Inc. pass-through certificates Ser. 01-1,
6.817s, 2011                                                                                            1,055,000       1,010,163
Calair, LLC/Calair Capital Corp. company guaranty 8 1/8s, 2008                                          1,490,000       1,124,950
                                                                                                                        2,135,113
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Utilities & Power (2.5%)
AES Corp. (The) sr. notes 8 7/8s, 2011                                                                    107,000         119,305
AES Corp. (The) sr. notes 8 3/4s, 2008                                                                     60,000          64,500
AES Corp. (The) 144A sec. notes 9s, 2015                                                                1,113,000       1,243,778
AES Corp. (The) 144A sec. notes 8 3/4s, 2013                                                              895,000       1,000,163
Allegheny Energy Supply 144A bonds 8 1/4s, 2012                                                           876,000         985,500
Allegheny Energy Supply 144A sec. notes 10 1/4s, 2007                                                     655,000         715,588
ANR Pipeline Co. debs. 9 5/8s, 2021                                                                       462,000         587,785
CMS Energy Corp. sr. notes 8.9s, 2008                                                                   1,690,000       1,842,100
CMS Energy Corp. sr. notes 7 3/4s, 2010                                                                   350,000         378,000
Colorado Interstate Gas Co. 144A sr. notes 5.95s, 2015                                                    788,000         778,644
DPL, Inc. bonds 8 1/8s, 2031                                                                              741,000         929,955
DPL, Inc. sr. notes 6 7/8s, 2011                                                                        1,215,000       1,327,388
Dynegy Holdings, Inc. 144A sec. notes 10 1/8s, 2013                                                     2,499,000       2,848,860
El Paso Natural Gas Co. debs. 8 5/8s, 2022                                                                370,000         437,285
El Paso Production Holding Co. company guaranty 7 3/4s, 2013                                            1,939,000       2,057,764
Ferrellgas Partners LP/Ferrellgas Partners Finance sr. notes 6
3/4s, 2014                                                                                              1,010,000         997,375
Midwest Generation, LLC sec. sr. notes 8 3/4s, 2034                                                     1,321,000       1,479,520
Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                                     1,445,000       1,726,775
Monongahela Power Co. 1st mtge. 6.7s, 2014                                                                775,000         871,875
Northwest Pipeline Corp. company guaranty 8 1/8s, 2010                                                    933,000       1,012,305
Northwestern Corp. 144A sr. sec. notes 5 7/8s, 2014                                                       624,000         642,720
NRG Energy, Inc. company guaranty 8s, 2013                                                              2,196,000       2,349,720
Orion Power Holdings, Inc. sr. notes 12s, 2010                                                          1,115,000       1,338,000
PSEG Energy Holdings, Inc. notes 7 3/4s, 2007                                                           1,180,000       1,224,250
SEMCO Energy, Inc. sr. notes 7 3/4s, 2013                                                                 993,000       1,034,899
Teco Energy, Inc. notes 7.2s, 2011                                                                        350,000         379,750
Teco Energy, Inc. notes 7s, 2012                                                                          550,000         591,250
Teco Energy, Inc. 144A sr. notes 6 3/4s, 2015                                                              63,000          67,253
Tennessee Gas Pipeline Co. debs. 7s, 2028                                                                 145,000         148,786
Tennessee Gas Pipeline Co. unsecd. notes 7 1/2s, 2017                                                     291,000         320,413
Texas Genco LLC/Texas Genco Financing Corp. 144A sr. notes 6
7/8s, 2014                                                                                              1,143,000       1,200,150
Transcontinental Gas Pipeline Corp. debs. 7 1/4s, 2026                                                    185,000         207,200
Utilicorp Canada Finance Corp. company guaranty 7 3/4s, 2011
(Canada)                                                                                                1,188,000       1,247,400
Utilicorp United, Inc. sr. notes 9.95s, 2011                                                              706,000         778,365
Williams Cos., Inc. (The) notes 8 3/4s, 2032                                                              280,000         346,500
Williams Cos., Inc. (The) notes 8 1/8s, 2012                                                              290,000         333,500
Williams Cos., Inc. (The) notes 7 5/8s, 2019                                                            1,045,000       1,191,300
York Power Funding 144A notes 12s, 2007 (Cayman Islands) (In
default) (F) +                                                                                            419,508          34,987
                                                                                                                       34,840,908
---------------------------------------------------------------------------------------------------------------------------------
Total corporate bonds and notes (cost $326,314,737)                                                                   333,467,707

---------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES (15.4%)*
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal amount           Value
---------------------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) notes 3.97s, 2033                                                                $547,493        $529,152
Austria (Republic of) 144A notes Ser. EMTN, 3.8s, 2013                                        EUR       8,000,000      10,191,112
Brazil (Federal Republic of) bonds 10 1/2s, 2014                                                        7,660,000       8,885,600
Brazil (Federal Republic of) bonds 8 7/8s, 2019                                                         4,785,000       4,947,690
Brazil (Federal Republic of) bonds 8 1/4s, 2034                                                         2,085,000       1,983,878
Brazil (Federal Republic of) notes 11s, 2012                                                            5,195,000       6,130,100
Brazil (Federal Republic of) notes 8 3/4s, 2025                                                         1,835,000       1,856,103
Bulgaria (Republic of) 144A bonds 8 1/4s, 2015                                                          1,796,000       2,227,040
Canada (Government of) bonds 5 1/2s, 2010                                                     CAD       3,730,000       3,316,739
Canada (Government of) bonds Ser. WL43, 5 3/4s, 2029                                          CAD       1,340,000       1,328,740
China Development Bank notes 4 3/4s, 2014                                                                 405,000         396,599
Colombia (Republic of) bonds 10 3/8s, 2033                                                                795,000         940,088
Colombia (Republic of) notes 10s, 2012                                                                  3,800,000       4,360,500
Dominican (Republic of) notes 9.04s, 2018                                                               1,092,234       1,149,576
Ecuador (Republic of) bonds stepped-coupon Ser. REGS, 8s (9s,
8/15/05), 2030 ++                                                                                       1,600,000       1,374,400
El Salvador (Republic of) notes 7.65s, 2035                                                             1,670,000       1,667,913
France (Government of) bonds 5 3/4s, 2032                                                     EUR       2,605,000       4,234,709
France (Government of) bonds 5 1/2s, 2010                                                     EUR       6,300,000       8,676,631
France (Government of) bonds 4s, 2013                                                         EUR       7,700,000       9,954,831
France (Government of) bonds 4s, 2009                                                         EUR       1,520,000       1,950,341
Germany (Federal Republic of) bonds Ser. 97, 6s, 2007                                         EUR      10,560,000      13,716,466
Germany (Federal Republic of) bonds Ser. 97, 6s, 2007                                         EUR       8,820,000      11,274,264
Indonesia (Republic of) FRN 3.813s, 2006                                                                  360,000         356,400
Indonesia (Republic of) 144A notes 7 1/4s, 2015                                                         4,425,000       4,452,656
Indonesia (Republic of) 144A sr. notes 6 3/4s, 2014                                                        50,000          49,625
Ireland (Republic of) bonds 5s, 2013                                                          EUR      14,800,000      20,374,209
Peru (Republic of) bonds 8 3/8s, 2016                                                                   3,645,000       4,137,075
Peru (Republic of) bonds 7.35s, 2025                                                                      960,000         960,000
Philippines (Republic of) bonds 9 1/2s, 2030                                                              735,000         740,954
Philippines (Republic of) bonds 9 1/2s, 2024                                                            6,635,000       7,082,863
Philippines (Republic of) bonds 8 3/8s, 2011                                                            1,350,000       1,385,775
Philippines (Republic of) unsub. Ser. 7BR, 3.2s, 2005                                         JPY     158,000,000       1,409,707
Russia (Federation of) unsub. stepped-coupon 5s (7 1/2s,
3/31/07), 2030 ++                                                                                       1,995,000       2,212,455
Russia (Federation of) 144A unsub. stepped-coupon 5s (7 1/2s,
3/31/07), 2030 ++                                                                                       9,243,750      10,251,319
Russia (Ministry of Finance) debs. Ser. V, 3s, 2008                                                     4,040,000       3,812,952
South Africa (Republic of) notes 7 3/8s, 2012                                                           2,560,000       2,886,400
South Africa (Republic of) notes 6 1/2s, 2014                                                           2,585,000       2,824,113
Spain (Kingdom of) bonds 5s, 2012                                                             EUR       4,600,000       6,293,418
Sweden (Government of) bonds Ser. 3101, 4s, 2008                                              SEK      52,240,000       8,476,539
Sweden (Government of) debs. Ser. 1041, 6 3/4s, 2014                                          SEK      59,875,000       9,950,089
United Mexican States bonds Ser. MTN, 8.3s, 2031                                                        9,765,000      12,059,775
United Mexican States notes 6 5/8s, 2015                                                                6,855,000       7,489,088
Venezuela (Republic of) bonds 9 1/4s, 2027                                                              4,340,000       4,524,450
Venezuela (Republic of) notes 10 3/4s, 2013                                                               315,000         366,660
Venezuela (Republic of) notes 7.65s, 2025                                                               1,055,000         945,808
Venezuela (Republic of) unsub. bonds 5 3/8s, 2010                                                       1,435,000       1,345,313
---------------------------------------------------------------------------------------------------------------------------------
Total foreign government bonds and notes (cost $200,421,895)                                                         $215,480,115

---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (12.5%)*
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal amount           Value
---------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation Pass-Through Certificates
7 1/2s, with due dates from March 1, 2026 to May 1, 2027                                                  $31,462         $33,803
6 1/2s, with due dates from July 1, 2028 to March 1, 2035                                              28,965,247      29,974,967
Federal National Mortgage Association Pass-Through Certificates
8s, July 1, 2024                                                                                            1,565           1,682
7 1/2s, with due dates from October 1, 2022 to August 1, 2030                                             140,895         150,569
6 1/2s, with due dates from April 1, 2024 to October 1, 2034                                           14,986,729      15,536,980
6 1/2s, April 1, 2016                                                                                      82,748          85,386
5 1/2s, with due dates from January 1, 2033 to September 1,
2034                                                                                                   34,000,689      34,200,691
5 1/2s, TBA, August 1, 2035                                                                            43,320,000      43,533,217
5s, with due dates from June 1, 2019 to February 1, 2020                                                3,820,562       3,834,182
4 1/2s, with due dates from August 1, 2033 to June 1, 2034                                              6,626,151       6,367,604
4 1/2s, TBA, August 1, 2020                                                                            41,100,000      40,419,281
---------------------------------------------------------------------------------------------------------------------------------
Total U.S. government and agency mortgage obligations (cost $174,596,481)                                            $174,138,362

---------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (12.7%)*
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal amount           Value
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds
7 1/2s, November 15, 2016                                                                             $27,040,000     $34,509,800
6 1/4s, May 15, 2030                                                                                   46,303,000      58,197,083
6 1/4s, August 15, 2023                                                                                18,225,000      21,972,516
U.S. Treasury Notes
4 1/4s, August 15, 2013                                                                                29,883,000      29,934,363
4s, November 15, 2012                                                                                       3,000           2,967
3 1/4s, August 15, 2008                                                                                20,856,000      20,375,334
U.S. Treasury Strip zero %, November 15, 2024                                                          28,450,000      11,731,406
---------------------------------------------------------------------------------------------------------------------------------
Total U.S. treasury obligations (cost $165,796,944)                                                                  $176,723,469

---------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (9.4%)*
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal amount           Value
---------------------------------------------------------------------------------------------------------------------------------
ABSC NIMS Trust 144A Ser. 03-HE5, Class A, 7s, 2033                                                      $220,638        $220,914
Aegis Asset Backed Securities Trust 144A
Ser. 04-1N, Class Note, 5s, 2034                                                                           50,712          50,712
Ser. 04-2N, Class N1, 4 1/2s, 2034                                                                        180,408         180,041
Ser. 04-4N, Class Note, 5s, 2034                                                                          183,927         183,697
Americredit Automobile Receivables Trust 144A   Ser. 05-1, Class
E, 5.82s, 2012                                                                                          1,270,000       1,273,429
Ameriquest Finance NIM Trust 144A Ser. 04-RN9, Class N2, 10s,
2034 (Cayman Islands)                                                                                     591,000         543,720
AQ Finance NIM Trust 144A Ser. 03-N9A, Class Note, 7.385s, 2033
(Cayman Islands)                                                                                           17,199          17,199
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038                                                                          743,000         775,738
Ser. 04-1A, Class E, 6.42s, 2039                                                                          420,000         427,219
Argent NIM Trust 144A Ser. 04-WN2, Class A, 4.55s, 2034 (Cayman
Islands)                                                                                                   15,496          15,655
Asset Backed Funding Corp. NIM Trust 144A
Ser. 04-0PT1, Class N2, 6.9s, 2033 (Cayman Islands)                                                       304,000         303,999
Ser. 04-0PT5, Class N1, 4.45s, 2034 (Cayman Islands)                                                      192,958         192,600
Ser. 04-FF1, Class N1, 5s, 2034 (Cayman Islands)                                                          247,800         247,844
Ser. 04-FF1, Class N2, 5s, 2034 (Cayman Islands)                                                           52,000          47,928
Ser. 04-HE1, Class N2, 8s, 2034                                                                           492,000         481,191
Aviation Capital Group Trust 144A FRN Ser. 03-2A, Class G1,
4.13s, 2033                                                                                               570,070         570,916
Bank One Issuance Trust FRB Ser. 03-C4, Class C4, 4.418s, 2011                                            740,000         753,808
Bayview Financial Asset Trust Ser. 03-X, Class A, Interest only
(IO), 0.9s, 2006                                                                                       25,001,879         418,914
Bear Stearns Asset Backed Securities NIM Trust 144A
Ser. 04-HE10, Class A1, 4 1/4s, 2034 (Cayman Islands)                                                     219,282         218,152
Ser. 04-HE6, Class A1, 5 1/4s, 2034 (Cayman Islands)                                                      300,293         300,293
Ser. 04-HE7N, Class A1, 5 1/4s, 2034                                                                      273,442         273,442
Bear Stearns Asset Backed Securities, Inc. Ser. 04-FR3, Class M6,
6.71s, 2034                                                                                               507,000         518,724
Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A2, 7.575s, 2030                                                                         328,838         229,006
Ser. 00-A, Class A4, 8.29s, 2030                                                                        1,207,220         944,650
Ser. 99-B, Class A3, 7.18s, 2015                                                                        2,264,178       1,599,076
Ser. 99-B, Class A4, 7.3s, 2016                                                                         1,543,187       1,126,124
FRN Ser. 00-A, Class A1, 3.548s, 2030                                                                     346,876         180,375
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B3, 6.738s, 2011   (Cayman Islands)                                                 234,248         236,261
FRB Ser. 04-AA, Class B4, 8.888s, 2011   (Cayman Islands)                                                 847,868         859,857
Chase Credit Card Master Trust FRB Ser. 03-3, Class C, 4.468s,
2010                                                                                                      860,000         878,197
CHEC NIM Ltd., 144A
Ser. 04-2, Class N1, 4.45s, 2034 (Cayman Islands)                                                         296,131         296,114
Ser. 04-2, Class N2, 8s, 2034 (Cayman Islands)                                                            183,000         181,955
Ser. 04-2, Class N3, 8s, 2034 (Cayman Islands)                                                            112,000          96,320
Conseco Finance Securitizations Corp.
Ser. 00-2, Class A4, 8.48s, 2030                                                                          425,203         424,083
Ser. 00-4, Class A4, 7.73s, 2031                                                                        2,824,986       2,726,394
Conseco Finance Securitizations Corp.
Ser. 00-4, Class A5, 7.97s, 2032                                                                          470,000         397,796
Ser. 00-4, Class A6, 8.31s, 2032                                                                        6,661,000       5,756,436
Ser. 00-6, Class A5, 7.27s, 2032                                                                          199,000         187,044
Ser. 00-6, Class M2, 8.2s, 2032                                                                           858,902          47,240
Ser. 01-1, Class A5, 6.99s, 2032                                                                        1,709,000       1,595,000
Ser. 01-3, Class A3, 5.79s, 2033                                                                           26,324          26,781
Ser. 01-3, Class A4, 6.91s, 2033                                                                        5,996,000       5,864,004
Ser. 01-3, Class M2, 7.44s, 2033                                                                          555,805          69,476
Ser. 01-4, Class A4, 7.36s, 2033                                                                          523,000         525,954
Ser. 01-4, Class B1, 9.4s, 2033                                                                           889,628         128,996
Ser. 02-1, Class A, 6.681s, 2033                                                                        3,655,002       3,763,902
FRN Ser. 01-4, Class M1, 5.09s, 2033                                                                      573,000         229,200
Consumer Credit Reference IDX Securities 144A FRN Ser. 02-1A,
Class A, 5.444s, 2007                                                                                   1,494,000       1,512,306
Countrywide Asset Backed Certificates 144A
Ser. 04-6N, Class N1, 6 1/4s, 2035                                                                      1,496,037       1,501,180
Ser. 04-BC1N, Class Note, 5 1/2s, 2035                                                                    200,538         200,663
Countrywide Home Loans Ser. 05-2, Class 2X, IO, 1.247s, 2035                                           20,070,961         561,361
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038 (Cayman Islands)                                          838,000         830,123
First Chicago Lennar Trust 144A Ser. 97-CHL1, Class E, 7.67s,
2039                                                                                                    3,460,001       3,580,019
First Consumers Master Trust FRB Ser. 01-A, Class A, 3.698s, 2008                                         546,455         542,015
First Franklin Mortgage Loan NIM Trust 144A Ser. 04-FF10, Class
N1, 4.45s, 2034 (Cayman Islands)                                                                          330,287         329,833
Fremont NIM Trust 144A
Ser. 04-3, Class A, 4 1/2s, 2034                                                                          534,628         533,238
Ser. 04-3, Class B, 7 1/2s, 2034                                                                          106,870          96,728
Ser. 04-A, Class Note, 4 3/4s, 2034                                                                       109,002         108,675
Granite Mortgages PLC
FRB Ser. 02-1, Class 1C, 4.92s, 2042 (United Kingdom)                                                     680,000         690,676
FRB Ser. 03-2, Class 2C1, 5.2s, 2043 (United Kingdom)                                         EUR       2,785,000       3,701,003
FRB Ser. 03-2, Class 3C, 6.19s, 2043 (United Kingdom)                                         GBP       2,090,000       3,813,896
Green Tree Financial Corp.
Ser. 94-4, Class B2, 8.6s, 2019                                                                           724,937         540,439
Ser. 94-6, Class B2, 9s, 2020                                                                           1,731,289       1,458,810
Ser. 95-4, Class B1, 7.3s, 2025                                                                           726,329         715,434
Ser. 95-8, Class B1, 7.3s, 2026                                                                           704,416         550,142
Ser. 95-F, Class B2, 7.1s, 2021                                                                           207,891         208,411
Ser. 96-8, Class M1, 7.85s, 2027                                                                          754,000         649,723
Ser. 99-3, Class A5, 6.16s, 2031                                                                          143,462         144,090
Ser. 99-5, Class A5, 7.86s, 2030                                                                        8,746,000       7,775,089
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031                                                                        4,028,711       3,885,366
Ser. 99-5, Class A4, 7.59s, 2028                                                                          140,524         145,616
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011                                                    1,713,604       1,686,884
GSAMP Trust 144A
Ser. 04-FM1N, Class Note, 5 1/4s, 2033                                                                     75,384          75,384
Ser. 04-HE1N, Class N1, 5s, 2034                                                                          144,820         144,602
Ser. 04-NIM1, Class N1, 5 1/2s, 2034                                                                    1,364,855       1,364,309
Ser. 04-NIM1, Class N2, zero %, 2034                                                                    1,013,000         746,075
Ser. 04-NIM2, Class N, 4 7/8s, 2034                                                                     1,574,557       1,567,786
Ser. 04-SE2N, Class Note, 5 1/2s, 2034                                                                    168,410         168,242
Guggenheim Structured Real Estate Funding, Ltd. FRB Ser. 05-1A,
Class E, 5.26s, 2030 (Cayman Islands)                                                                     721,000         719,975
Holmes Financing PLC
FRB Ser. 4, Class 3C, 4.899s, 2040 (United Kingdom)                                                       410,000         415,248
FRB Ser. 8, Class 2C, 4.319s, 2040 (United Kingdom)                                                       458,000         460,147
Home Equity Asset Trust 144A
Ser. 02-5N, Class A, 8s, 2033                                                                              62,675          62,675
Ser. 03-7N, Class A, 5 1/4s, 2034                                                                          41,713          41,296
Ser. 04-1N, Class A, 5s, 2034                                                                              39,770          39,571
Ser. 04-5N, Class A, 5 1/4s, 2034                                                                         433,579         432,495
Ser. 05-6N, Class A, 5 1/4s, 2035                                                                         765,535         763,622
LNR CDO, Ltd. 144A
FRB Ser. 02-1A, Class FFL, 6.21s, 2037 (Cayman Islands)                                                 2,440,000       2,440,000
FRB Ser. 03-1A, Class EFL, 6.46s, 2036 (Cayman Islands)                                                 1,485,000       1,587,614
Long Beach Asset Holdings Corp. NIM Trust 144A
Ser. 04-2, Class N1, 4.94s, 2034                                                                          123,686         123,686
Ser. 04-5, Class Note, 5s, 2034                                                                           257,658         257,710
Long Beach Mortgage Loan Trust Ser. 04-3, Class S1, IO, 4 1/2s,
2006                                                                                                    2,679,235         109,179
Lothian Mortgages PLC 144A FRB Ser. 3A, Class D, 5.731s, 2039
(United Kingdom)                                                                              GBP       1,700,000       2,992,680
Madison Avenue Manufactured Housing Contract FRB Ser. 02-A, Class
B1, 6.71s, 2032                                                                                         2,025,781         992,633
Master Asset Backed Securities NIM Trust 144A
Ser. 04-CI5, Class N2, 9s, 2034                                                                           277,000         273,538
Ser. 04-HE1A, Class Note, 5.191s, 2034                                                                    222,528         223,196
MBNA Credit Card Master Note Trust FRB Ser. 03-C5, Class C5,
4.568s, 2010                                                                                              860,000         882,017
Merrill Lynch Mortgage Investors, Inc. Ser. 03-WM3N, Class N1,
8s, 2034                                                                                                   15,606          15,606
Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035 (Cayman Islands)                                                         139,060         139,125
Ser. 04-HE1N, Class N1, 5s, 2006                                                                          130,879         130,347
Mid-State Trust Ser. 11, Class B, 8.221s, 2038                                                            308,615         314,204
Morgan Stanley ABS Capital I FRB Ser. 04-HE8, Class B3, 6.66s,
2034                                                                                                      458,000         466,483
Morgan Stanley Auto Loan Trust 144A Ser. 04-HB2, Class E, 5s,
2012                                                                                                      335,000         322,638
Morgan Stanley Dean Witter Capital I
FRB Ser. 01-NC3, Class B1, 5.91s, 2031                                                                    164,506         164,605
FRB Ser. 01-NC4, Class B1, 5.96s, 2032                                                                    181,858         182,101
Navistar Financial Corp. Owner Trust Ser. 05-A, Class C, 4.84s,
2014                                                                                                      560,000         557,778
New Century Mortgage Corp. NIM Trust 144A Ser. 03-B, Class Note,
6 1/2s, 2033                                                                                               39,609          39,658
Novastar NIM Trust 144A Ser. 04-N1, Class Note, 4.458s, 2034                                                9,993           9,993
Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A2, 7.765s, 2017                                                                         420,752         355,517
Ser. 00-D, Class A4, 7.4s, 2030                                                                         1,945,000       1,219,363
Ser. 01-C, Class A2, 5.92s, 2017                                                                        2,579,222       1,507,909
Ser. 01-C, Class A4, 7.405s, 2030                                                                       1,303,594         853,395
Ser. 01-D, Class A2, 5.26s, 2019                                                                          385,372         280,915
Ser. 01-D, Class A4, 6.93s, 2031                                                                        1,651,592       1,271,480
Ser. 01-E, Class A2, 5.05s, 2019                                                                        2,729,177       2,116,367
Ser. 02-A, Class A2, 5.01s, 2020                                                                          963,080         783,772
Ser. 02-B, Class A4, 7.09s, 2032                                                                          867,000         786,510
Ser. 02-C, Class A1, 5.41s, 2032                                                                        3,496,161       3,062,284
Ser. 99-B, Class A4, 6.99s, 2026                                                                        2,670,272       2,357,904
Ser. 99-D, Class A1, 7.84s, 2029                                                                        2,510,944       2,337,478
Oakwood Mortgage Investors, Inc. 144A Ser. 01-B, Class A4, 7.21s,
2030                                                                                                      707,579         658,389
Ocean Star PLC 144A FRB Ser. 04-A, Class E, 9 3/4s, 2018
(Ireland)                                                                                                 945,000         945,000
Park Place Securities NIM Trust 144A Ser. 04-WCW2, Class D,
7.387s, 2034 (Cayman Islands)                                                                             138,000         138,524
People's Choice Net Interest Margin Note 144A Ser. 04-2, Class B,
5s, 2034                                                                                                  200,000         181,200
Permanent Financing PLC
FRB Ser. 1, Class 3C, 4.579s, 2042 (United Kingdom)                                                       530,000         535,088
FRB Ser. 3, Class 3C, 4.529s, 2042 (United Kingdom)                                                       680,000         692,670
FRB Ser. 6, Class 3C, 5.54s, 2042 (United Kingdom)                                            GBP       1,731,000       3,058,832
Providian Gateway Master Trust Ser. 02, Class B, Principal only
(PO), zero %, 2006                                                                                      1,848,000       1,805,890
Residential Asset Securities Corp. 144A Ser. 04-N10B, Class A1,
5s, 2034                                                                                                  575,596         573,348
Residential Mortgage Securities 144A FRB Ser. 20A, Class B1A,
5.766s, 2038 (United Kingdom)                                                                             250,000         436,623
Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                                       360,923         366,788
SAIL Net Interest Margin Notes 144A
Ser. 03-10A, Class A, 7 1/2s, 2033 (Cayman Islands)                                                       248,880         249,975
Ser. 03-12A, Class A, 7.35s, 2033 (Cayman Islands)                                                         83,193          83,658
Ser. 03-3, Class A, 7 3/4s, 2033 (Cayman Islands)                                                          51,513          51,359
Ser. 03-4, Class A, 7 1/2s, 2033 (Cayman Islands)                                                          15,547          15,487
Ser. 03-5, Class A, 7.35s, 2033 (Cayman Islands)                                                           97,797          97,376
SAIL Net Interest Margin Notes 144A
Ser. 03-6A, Class A, 7s, 2033 (Cayman Islands)                                                             19,142          19,205
Ser. 03-7A, Class A, 7s, 2033 (Cayman Islands)                                                             87,232          86,473
Ser. 03-8A, Class A, 7s, 2033 (Cayman Islands)                                                             24,441          23,627
Ser. 03-9A, Class A, 7s, 2033 (Cayman Islands)                                                             73,751          73,796
Ser. 03-BC2A, Class A, 7 3/4s, 2033 (Cayman Islands)                                                      167,273         162,556
Ser. 04-10A, Class A, 5s, 2034 (Cayman Islands)                                                           914,919         915,194
Ser. 04-2A, Class A, 5 1/2s, 2034 (Cayman Islands)                                                        382,166         382,242
Ser. 04-4A, Class A, 5s, 2034 (Cayman Islands)                                                            435,491         435,579
Ser. 04-7A, Class A, 4 3/4s, 2034 (Cayman Islands)                                                        205,677         205,533
Ser. 04-7A, Class B, 6 3/4s, 2034 (Cayman Islands)                                                         83,064          81,353
Ser. 04-8A, Class A, 5s, 2034 (Cayman Islands)                                                            689,801         689,939
Ser. 04-8A, Class B, 6 3/4s, 2034 (Cayman Islands)                                                        335,230         328,626
Ser. 04-AA, Class A, 4 1/2s, 2034 (Cayman Islands)                                                        306,027         305,324
Sasco Net Interest Margin Trust 144A
Ser. 03-BC1, Class B, zero %, 2033 (Cayman Islands)                                                       530,506         238,728
Ser. 05-WF1A, Class A, 4 3/4s, 2035                                                                       516,382         517,570
Saxon Net Interest Margin Trust 144A Ser. 03-A, Class A, 6.656s,
2033                                                                                                          311             311
Sharps SP I, LLC Net Interest Margin Trust 144A
Ser. 03-0P1N, Class NA, 4.45s, 2033                                                                        45,040          45,040
Ser. 03-HS1N, Class N, 7.48s, 2033                                                                          3,432           3,432
Ser. 03-TC1N, Class N, 7.45s, 2033                                                                          5,461           5,461
Ser. 04-FM1N, Class N, 6.16s, 2033                                                                          7,506           7,536
Ser. 04-HE2N, Class NA, 5.43s, 2034                                                                       119,282         118,984
Ser. 04-HS1N, Class Note, 5.92s, 2034                                                                      34,443          34,443
South Coast Funding 144A FRB Ser. 3A, Class A2, 4.43s, 2038
(Cayman Islands)                                                                                          200,000         201,000
Structured Asset Receivables Trust 144A FRB Ser. 05-1A, 4 3/4s,
2015                                                                                                    3,539,000       3,488,127
Structured Asset Investment Loan Trust Ser. 03-BC1A, Class A, 7
3/4s, 2033 (Cayman Islands)                                                                                85,458          86,141
TIAA Real Estate CD0, Ltd. Ser. 03-1A, Class E, 8s, 2038 (Cayman
Islands)                                                                                                  904,000         867,812
TIAA Real Estate CD0, Ltd. 144A Ser. 02-1A, Class IV, 6.84s, 2037
(Cayman Islands)                                                                                          756,000         714,862
Wells Fargo Home Equity Trust 144A
Ser. 04-2, Class N1, 4.45s, 2034 (Cayman Islands)                                                         914,364         914,310
Ser. 04-2, Class N2, 8s, 2034 (Cayman Islands)                                                            419,000         406,430
Whole Auto Loan Trust 144A
Ser. 03-1, Class D, 6s, 2010                                                                              625,735         625,867
Ser. 04-1, Class D, 5.6s, 2011                                                                          1,045,433       1,040,532
---------------------------------------------------------------------------------------------------------------------------------
Total asset-backed securities (cost $134,066,978)                                                                    $131,223,448

---------------------------------------------------------------------------------------------------------------------------------
SENIOR LOANS (8.4%)* (c)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal amount           Value
---------------------------------------------------------------------------------------------------------------------------------
Basic Materials (0.6%)
Celanese Corp. bank term loan FRN Ser. B, 5.74s, 2011                                                    $565,415        $574,956
Graphic Packaging Corp. bank term loan FRN Ser. C, 6.0221s, 2010                                          273,765         277,187
Hercules, Inc. bank term loan FRN Ser. B, 5.3065s, 2010                                                   800,243         809,046
IAP Worldwide Services, Inc. bank term loan FRN Ser. B, 6.3793s,
2011                                                                                                      500,000         508,750
Koch Cellulose, LLC bank term loan FRN Ser. B, 5.24s, 2011                                                334,150         337,770
Koch Cellulose, LLC bank term loan FRN Ser. C, 4.84s, 2011                                                 65,004          65,708
Mosaic Co. (The) bank term loan FRN Ser. B, 5.2184s, 2012                                                 997,500       1,009,034
Nalco Co. bank term loan FRN Ser. B, 5.6522s, 2010                                                        478,898         486,531
Novelis, Inc. bank term loan FRN 4.96s, 2012 (Canada)                                                     316,198         320,151
Novelis, Inc. bank term loan FRN Ser. B, 4.96s, 2012 (Canada)                                             549,186         556,051
Rockwood Specialties Group, Inc. bank term loan FRN Ser. D,
5.93s, 2012                                                                                             2,736,250       2,780,145
SGL Carbon AG bank term loan FRN 5.99s, 2009 (Germany)                                                    344,031         345,751
Smurfit-Stone Container Corp. bank term loan FRN 3.24s, 2010                                               43,842          44,500
Smurfit-Stone Container Corp. bank term loan FRN Ser. B, 5.4668s,
2011                                                                                                      348,826         353,986
Smurfit-Stone Container Corp. bank term loan FRN Ser. C, 5 3/8s,
2011                                                                                                      107,331         108,919
                                                                                                                        8,578,485
---------------------------------------------------------------------------------------------------------------------------------
Capital Goods (0.8%)
Allied Waste Industries, Inc. bank term loan FRN Ser. A, 5.8944s,
2012                                                                                                      540,541         543,581
Allied Waste Industries, Inc. bank term loan FRN Ser. B, 5.4647s,
2012                                                                                                    1,416,182       1,425,180
Amsted Industries, Inc. bank term loan FRN 6.1196s, 2010                                                  361,288         365,202
Avio Holding SpA bank term loan FRN Ser. B, 6.29s, 2011 (Italy)                                           501,817         503,448
Avio Holding SpA bank term loan FRN Ser. C, 6.79s, 2012 (Italy)                                           501,817         505,832
Flowserve Corp. bank term loan FRN Ser. C, 6.2233s, 2009                                                  138,896         139,359
Graham Corp. bank term loan FRN Ser. B, 6.0275s, 2011                                                     800,000         811,666
Hexcel Corp. bank term loan FRN Ser. B, 5.2632s, 2012                                                   2,343,333       2,369,696
Invensys, PLC bank term loan FRN Ser. B-1, 6.8813s, 2009 (United
Kingdom)                                                                                                  235,360         238,302
Mueller Group, Inc. bank term loan FRN 6.2069s, 2011                                                    1,006,100       1,011,131
Solo Cup Co. bank term loan FRN 5.4033s, 2011                                                             296,250         299,435
Terex Corp. bank term loan FRN 5.68s, 2009                                                                300,000         303,188
Terex Corp. bank term loan FRN Ser. C, 6.18s, 2009                                                      1,400,000       1,415,750
Transdigm, Inc. bank term loan FRN Ser. C, 5.8s, 2010                                                     993,969       1,007,222
                                                                                                                       10,938,992
---------------------------------------------------------------------------------------------------------------------------------
Communication Services (0.9%)
Centennial Cellular Operating Co., LLC bank term loan FRN Ser. B,
5.6805s, 2011                                                                                           1,897,475       1,925,597
Consolidated Communications Holdings bank term loan FRN Ser. C,
5.5511s, 2012                                                                                             148,125         149,977
Consolidated Communications Holdings bank term loan FRN Ser. D,
5.064s, 2011                                                                                               90,000          91,125
Fairpoint Communications, Inc. bank term loan FRN Ser. B,
5.5457s, 2012                                                                                           1,000,000       1,012,000
Intelsat Bermuda, Ltd. bank term loan FRN Ser. B, 5 1/4s, 2011
(Bermuda)                                                                                                 800,000         806,400
Madison River Communications bank term loan FRN 6.016s, 2012                                            2,300,000       2,337,375
PanAmSat Corp. bank term loan FRN Ser. B1, 5.65s, 2010                                                  1,781,069       1,807,192
Qwest Communications International, Inc. bank term loan FRN Ser.
A, 8.1s, 2007                                                                                             349,500         360,750
SBA Communications Corp. bank term loan FRN Ser. C, 5.5486s, 2008                                       1,144,101       1,149,822
Syniverse Holdings, Inc. bank term loan FRN Ser. B, 5.0962s, 2012                                       1,396,491       1,403,474
Valor Telecommunications Enterprises LLC/Finance Corp. bank term
loan FRN Ser. B, 5.49s, 2012                                                                            1,933,333       1,953,013
                                                                                                                       12,996,725
---------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (1.8%)
Adams Outdoor Advertising, LP bank term loan FRN Ser. B, 5.6377s,
2012                                                                                                    1,097,250       1,111,880
Ashtead Group PLC bank term loan FRN Ser. B, 5.5625s, 2009
(United Kingdom)                                                                                          550,000         557,104
Boise Cascade Corp. bank term loan FRN Ser. D, 5 1/4s, 2011                                             1,496,250       1,517,010
Borgata Resorts bank term loan FRN Ser. B, 5.185s, 2011                                                   796,000         801,307
Boyd Gaming Corp. bank term loan FRN Ser. B, 4.935s, 2010                                               1,250,000       1,261,459
Coinmach Corp. bank term loan FRN Ser. B, 6.3961s, 2009                                                   261,543         264,486
Cooper Tire & Rubber Co. bank term loan FRN Ser. B, 5 1/2s, 2012                                          762,833         761,880
Cooper Tire & Rubber Co. bank term loan FRN Ser. C, 5 1/2s, 2012                                        1,227,167       1,225,633
Custom Building Products bank term loan FRN Ser. B, 5.74s, 2011                                         1,246,875       1,253,109
Dex Media West, LLC/Dex Media Finance Co. bank term loan FRN Ser.
B, 5.1299s, 2010                                                                                          305,645         309,604
Goodyear Tire & Rubber Co. (The) bank term loan FRN 6.32s, 2010                                           465,000         467,906
Hayes Lemmerz International, Inc. bank term loan FRN 6.7667s,
2009                                                                                                      271,782         273,821
Jostens IH Corp. bank term loan FRN Ser. C, 5.9378s, 2010                                               1,852,500       1,878,898
Journal Register Co. bank term loan FRN Ser. B, 5.1286s, 2012                                             900,000         905,625
Lamar Media Corp. bank term loan FRN Ser. D, 5.0625s, 2010                                                324,296         327,539
Landsource, Inc. bank term loan FRN Ser. B, 5.9375s, 2010                                                 150,000         150,188
Masonite International Corp. bank term loan FRN 5.2153s, 2013
(Canada)                                                                                                1,021,567       1,023,355
Masonite International Corp. bank term loan FRN Ser. B, 5.2153s,
2013 (Canada)                                                                                           1,023,308       1,025,098
Movie Gallery, Inc. bank term loan FRN Ser. B, 6.49s, 2011                                                850,000         856,729
Nortek Holdings, Inc. bank term loan FRN Ser. B, 5.9168s, 2011                                            398,995         401,904
Penn National Gaming, Inc. bank term loan FRN Ser. B, 5.12s, 2012                                         350,000         355,195
PRIMEDIA, Inc. bank term loan FRN Ser. B, 6.3125s, 2009                                                   218,014         218,014
R.H. Donnelley Finance Corp. bank term loan FRN Ser. A-3,
5.2066s, 2009                                                                                             340,288         343,762
R.H. Donnelley Finance Corp. bank term loan FRN Ser. D, 5.2027s,
2011                                                                                                    1,126,642       1,140,942
Raycom Media, Inc. bank term loan FRN Ser. B, 5 1/2s, 2012                                              1,700,000       1,712,750
Resorts International Hotel and Casino, Inc. bank term loan FRN
Ser. B, 5.99s, 2012                                                                                     1,030,881       1,042,478
Sealy Mattress Co. bank term loan FRN Ser. D, 5.1294s, 2012                                               188,704         190,002
Trump Hotel & Casino Resort, Inc. bank term loan FRN Ser. B,
6.1395s, 2012                                                                                             300,000         303,563
Trump Hotel & Casino Resort, Inc. bank term loan FRN Ser. DD,
5.62s, 2012 (U)                                                                                           300,000         303,563
TRW Automotive, Inc. bank term loan FRN Ser. B, 5 1/4s, 2010                                            1,056,410       1,066,314
Venetian Casino Resort, LLC bank term loan FRN Ser. B, 5.24s,
2011                                                                                                    1,849,858       1,871,660
Venetian Casino Resort, LLC bank term loan FRN Ser. DD, 4.314s,
2011 (U)                                                                                                  381,414         385,228
William Carter Holdings Co. (The) bank term loan FRN Ser. B,
5.4452s, 2012                                                                                             250,000         253,438
                                                                                                                       25,561,444
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Consumer Staples (2.0%)
Affinity Group Holdings bank term loan FRN Ser. B1, 6.5201s, 2009                                          65,626          66,009
Affinity Group Holdings bank term loan FRN Ser. B2, 6.42s, 2009                                           164,066         165,023
AMF Bowling Worldwide bank term loan FRN Ser. B, 6.5755s, 2009                                            209,503         210,813
Century Cable Holdings bank term loan FRN 8 1/4s, 2009                                                  1,220,000       1,206,275
Charter PLC bank term loan FRN Ser. B, 6.9297s, 2011 (United
Kingdom)                                                                                                1,616,734       1,608,794
Constellation Brands, Inc. bank term loan FRN Ser. B, 5.2989s,
2011                                                                                                    3,323,333       3,372,721
DirecTV Holdings, LLC bank term loan FRN Ser. B, 4.9088s, 2013                                          1,366,667       1,379,601
Dole Food Co., Inc. bank term loan FRN Ser. B, 5.1764s, 2012                                              492,516         497,595
Domino's, Inc. bank term loan FRN 5 1/4s, 2010                                                            550,872         558,102
Emmis Communications Corp. bank term loan FRN Ser. B, 5.13s, 2010                                         498,747         503,547
Freedom Communications, Inc. bank term loan FRN Ser. B, 4.83s,
2012                                                                                                      437,234         441,607
Insight Midwest LP/Insight Capital, Inc. bank term loan FRN 5
5/8s, 2009                                                                                                137,900         139,503
Jack-in-the-Box, Inc. bank term loan FRN 5.1806s, 2008                                                    348,232         351,932
Jean Coutu Group, Inc. bank term loan FRN Ser. B, 5 1/2s, 2011                                          1,050,000       1,065,914
Loews Cineplex Entertainment Corp. bank term loan FRN Ser. B,
5.64s, 2011                                                                                             1,700,000       1,708,500
Mediacom Communications Corp. bank term loan FRN Ser. B, 5.7153s,
2012                                                                                                      995,000       1,008,128
MGM Studios, Inc. bank term loan FRN Ser. B, 5.74s, 2011                                                1,800,000       1,818,000
Olympus Cable Holdings, LLC bank term loan FRN Ser. B, 8 1/4s,
2010                                                                                                      735,000         726,337
Prestige Brands, Inc. bank term loan FRN Ser. B, 5.38s, 2011                                            1,713,751       1,728,032
Prestige Brands, Inc. bank term loan FRN Ser. B-1, 5.187s, 2011                                           416,880         420,354
Regal Cinemas, Inc. bank term loan FRN Ser. B, 5.24s, 2010                                              1,492,443       1,506,902
Six Flags, Inc. bank term loan FRN Ser. B, 6.1612s, 2009                                                  816,436         826,641
Spanish Broadcast bank term loan FRN 5.49s, 2012                                                          800,000         810,500
Spectrum Brandd, Inc. bank term loan FRN Ser. B, 5.485s, 2013                                           1,848,000       1,870,329
Sun Media Corp. bank term loan FRN Ser. B, 5.68s, 2009 (Canada)                                           303,207         306,744
Universal City Development bank term loan FRN Ser. B, 5.4598s,
2011                                                                                                    1,692,622       1,710,254
Warner Music Group bank term loan FRN Ser. B, 5.4494s, 2011                                               871,435         879,060
Young Broadcasting, Inc. bank term loan FRN Ser. B, 5.6413s, 2012                                       1,650,000       1,664,438
                                                                                                                       28,551,655
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Energy (0.2%)
Dresser, Inc. bank term loan FRN 6.91s, 2010                                                              360,000         365,400
Kerr-McGee Corp. bank term loan FRN Ser. B, 5.79s, 2011                                                   650,000         660,637
Key Energy Services, Inc. bank term loan FRN Ser. B, 6.266s, 2012                                         800,000         803,000
Universal Compression, Inc. bank term loan FRN Ser. B, 5.24s,
2012                                                                                                      399,000         403,738
Vulcan Energy Corp. bank term loan FRN Ser. B, 5.49s, 2010                                                843,483         851,390
                                                                                                                        3,084,165
---------------------------------------------------------------------------------------------------------------------------------
Financial (0.5%)
Fidelity National Information Solutions bank term loan FRN Ser.
B, 5.1s, 2013                                                                                           1,460,250       1,462,467
General Growth Properties, Inc. bank term loan FRN Ser. A, 5.59s,
2007 (R)                                                                                                  952,836         961,333
General Growth Properties, Inc. bank term loan FRN Ser. B, 5.49s,
2008 (R)                                                                                                1,791,472       1,814,314
Hilb, Rogal & Hamilton Co. bank term loan FRN Ser. B, 5 3/4s,
2011                                                                                                      432,603         435,036
Motor City bank term loan FRN Ser. B, 5.516s, 2012                                                      1,600,000       1,608,000
                                                                                                                        6,281,150
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Health Care (0.6%)
Advanced Medical Optics, Inc. bank term loan FRN Ser. B, 5.214s,
2009                                                                                                      245,605         245,912
Alderwoods Group, Inc. bank term loan FRN 5.3479s, 2009 (Canada)                                        1,014,676       1,026,091
Beverly Enterprises, Inc. bank term loan FRN 6.1086s, 2008                                                245,625         246,546
Community Health Systems, Inc. bank term loan FRN Ser. B, 5.07s,
2011                                                                                                      637,195         645,027
Concentra bank term loan FRN 6.0095s, 2009                                                                362,469         366,849
DaVita, Inc. bank term loan FRN Ser. B, 5.37s, 2012                                                     1,150,000       1,167,410
Express Scripts, Inc. bank term loan FRN Ser. B, 4.7681s, 2010                                            944,219         948,940
Fisher Scientific International, Inc. bank term loan FRN Ser. B,
4.99s, 2011                                                                                               237,600         239,308
Hanger Orthopedic Group, Inc. bank term loan FRN 6.99s, 2009                                              196,500         198,711
Kinetic Concepts, Inc. bank term loan FRN Ser. B, 5.24s, 2011                                             138,691         140,021
LifePoint, Inc. bank term loan FRN Ser. B, 5.0131s, 2012                                                1,336,500       1,347,240
PacifiCare Health System, Inc. bank term loan FRN Ser. B,
5.0656s, 2010                                                                                             498,747         499,890
Veterinary Centers of America bank term loan FRN Ser. B, 3s, 2011                                         249,375         251,557
Warner Chilcott Corp. bank term loan FRN Ser. B, 6.0673s, 2012                                            544,546         549,894
Warner Chilcott Corp. bank term loan FRN Ser. B, 5.901s, 2012 (U)                                          22,082          22,187
Warner Chilcott Corp. bank term loan FRN Ser. C, 6.18s, 2012                                              219,425         221,580
Warner Chilcott Corp. bank term loan FRN Ser. D, 6.18s, 2012                                              101,368         102,364
Warner Chilcott Corp. bank term loan FRN Ser. DD, 5.314s, 2012
(U)                                                                                                       110,410         111,155
                                                                                                                        8,330,682
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Technology (0.5%)
AMI Semiconductor, Inc. bank term loan FRN 4.99s, 2012                                                    847,875         850,701
Seagate Technology Hdd Holdings bank term loan FRN 5 1/2s, 2007
(Cayman Islands)                                                                                          710,637         720,112
Seagate Technology Hdd Holdings bank term loan FRN Ser. B, 5
1/2s, 2007 (Cayman Islands)                                                                               284,235         288,025
SunGard Data Systems, Inc. bank term loan FRN Ser. B, 6.016s,
2013                                                                                                    3,250,000       3,290,625
UGS Corp. bank term loan FRN Ser. C, 5.49s, 2012                                                          950,345         962,224
Xerox Corp. bank term loan FRN 5.24s, 2008                                                                400,000         402,500
                                                                                                                        6,514,187
---------------------------------------------------------------------------------------------------------------------------------
Transportation (0.2%)
Kansas City Southern Railway Co. bank term loan FRN Ser. B,
5.1572s, 2008                                                                                             585,180         592,982
Midwestern Air Systems bank term loan FRN Ser. B, 5.5838s, 2012                                           250,000         254,219
Rail America, Inc. bank term loan FRN Ser. B, 5.5625s, 2011                                               402,024         408,054
Rail America, Inc. bank term loan FRN Ser. B, 5.5625s, 2011                                                47,143         47,850
Travelcenters of America, Inc. bank term loan FRN Ser. B, 5.09s,
2011                                                                                                    1,050,000       1,061,156
                                                                                                                        2,364,261
---------------------------------------------------------------------------------------------------------------------------------
Utilities & Power (0.3%)
El Paso Corp. bank term loan FRN Ser. B, 6.24s, 2009                                                    1,555,112       1,573,094
El Paso Corp. bank term loan FRN Ser. C, 3.24s, 2009                                                      406,000         409,235
NRG Energy, Inc. bank term loan FRN 3.49s, 2011                                                           437,500         441,953
NRG Energy, Inc. bank term loan FRN Ser. B, 5.2554s, 2011                                                 559,688         565,385
Texas Genco Holdings, Inc. bank term loan FRN Ser. B, 5.4113s,
2011                                                                                                      704,154         714,087
Texas Genco Holdings, Inc. bank term loan FRN Ser. DD, 5.4102s,
2011                                                                                                      291,577         295,690
Williams Cos., Inc. (The) bank term loan FRN Ser. C, 5.64s, 2007                                          225,417         227,390
                                                                                                                        4,226,834
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Total senior loans (cost $117,164,892)                                                                               $117,428,580

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COLLATERALIZED MORTGAGE OBLIGATIONS (5.4%)*
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal amount           Value
---------------------------------------------------------------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036                                                                         $318,946        $313,180
Ser. 01-1, Class K, 6 1/8s, 2036                                                                          718,000         541,121
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1, 6.34s, 2014                                                                   412,000         412,126
FRN Ser. 02-FL2A, Class K1, 5.84s, 2014                                                                   100,000         100,234
FRB Ser. 05-BOCA, Class M, 5.488s, 2016                                                                   693,000         696,130
FRB Ser. 05-BOCA, Class L, 5.088s, 2016                                                                   300,000         300,957
FRB Ser. 05-BOCA, Class K, 4.738s, 2016                                                                   275,000         275,880
FRB Ser. 05-BOCA, Class J, 4.488s, 2016                                                                   200,000         200,372
FRB Ser. 05-BOCA, Class H, 4.338s, 2016                                                                   100,000         100,186
Bear Stearns Commercial Mortgage Securitization Corp. Ser.
00-WF2, Class F, 8.197s, 2032                                                                             481,000         561,963
Broadgate Financing PLC FRB Ser. D, 5.51s, 2023 (United Kingdom)                              GBP         915,750       1,607,734
Commercial Mortgage Acceptance Corp. Ser. 97-ML1, IO, 0.849s,
2017                                                                                                    7,098,213         136,419
Criimi Mae Commercial Mortgage Trust Ser. 98-C1, Class A2, 7s,
2033                                                                                                    2,615,000       2,706,525
Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1, Class B,
7s, 2033                                                                                                3,957,000       4,131,473
CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 03-TF2A, Class L, 7.388s, 2014                                                                   693,000         691,119
Ser. 98-C1, Class F, 6s, 2040                                                                           1,880,000       1,530,335
Ser. 02-CP5, Class M, 5 1/4s, 2035                                                                        691,000         519,570
FRB Ser. 05-TFLA, Class L, 5.24s, 2020                                                                  1,356,000       1,355,993
FRB Ser. 05-TFLA, Class K, 4.688s, 2020                                                                   362,000         361,999
Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1, Class X,
IO, 0.96s, 2031                                                                                        66,398,286       1,478,400
DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4, 6.04s, 2031                                                                        552,708         542,308
Ser. 98-CF2, Class B5, 5.95s, 2031                                                                      1,771,365       1,255,455
DLJ Mortgage Acceptance Corp. 144A
Ser. 97-CF1, Class B2, 8.16s, 2030                                                                        539,000         323,400
Ser. 97-CF1, Class B1, 7.91s, 2030                                                                        519,000         547,782
European Loan Conduit FRB Ser. 6X, Class E, 6.379s, 2010 (United
Kingdom)                                                                                      GBP         731,868       1,300,363
European Loan Conduit 144A FRB Ser. 6A, Class F, 7.183s, 2010
(United Kingdom)                                                                              GBP         264,126         470,314
European Prime Real Estate PLC 144A FRB Ser. 1-A, Class D,
4.513s, 2014 (United Kingdom)                                                                             751,000       1,322,060
Fannie Mae
IFB Ser. 98-51, Class SG, IO, 23.84s, 2022                                                                186,544          93,330
IFB Ser. 02-36, Class SJ, 11.475s, 2029                                                                   507,419         521,891
Ser. 92-15, Class L, IO, 10.376s, 2022                                                                      1,006          10,704
Ser. 04-W8, Class 3A, 7 1/2s, 2044                                                                      1,123,906       1,196,135
Ser. 04-T2, Class 1A4, 7 1/2s, 2043                                                                       935,978         995,652
Ser. 03-W4, Class 4A, 7 1/2s, 2042                                                                        312,752         331,153
Ser. 03-W3, Class 1A3, 7 1/2s, 2042                                                                       632,807         671,659
Ser. 03-W2, Class 1A3, 7 1/2s, 2042                                                                        12,887          13,684
Ser. 02-W1, Class 2A, 7 1/2s, 2042                                                                          1,456           1,536
Ser. 02-14, Class A2, 7 1/2s, 2042                                                                          5,772           6,118
Ser. 01-T10, Class A2, 7 1/2s, 2041                                                                       807,772         854,537
Ser. 02-T4, Class A3, 7 1/2s, 2041                                                                          3,533           3,738
Ser. 01-T8, Class A1, 7 1/2s, 2041                                                                          9,159           9,676
Ser. 01-T7, Class A1, 7 1/2s, 2041                                                                      3,153,959       3,329,334
Ser. 01-T3, Class A1, 7 1/2s, 2040                                                                        480,222         507,174
Ser. 01-T1, Class A1, 7 1/2s, 2040                                                                      1,480,892       1,567,319
Ser. 99-T2, Class A1, 7 1/2s, 2039                                                                        612,473         649,703
Ser. 00-T6, Class A1, 7 1/2s, 2030                                                                        299,325         315,969
Ser. 02-W7, Class A5, 7 1/2s, 2029                                                                        523,431         555,302
Ser. 01-T4, Class A1, 7 1/2s, 2028                                                                      1,419,281       1,511,355
Ser. 02-W3, Class A5, 7 1/2s, 2028                                                                          2,877           3,050
Ser. 03-58, Class ID, IO, 6s, 2033                                                                      1,505,437         286,974
Ser. 03-26, Class IG, IO, 6s, 2033                                                                      1,293,941         238,509
Ser. 322, Class 2, IO, 6s, 2032                                                                         1,199,593         237,215
Ser. 318, Class 2, IO, 6s, 2032                                                                         1,501,602         296,467
Ser. 350, Class 2, IO, 5 1/2s, 2034                                                                     4,138,307         859,829
Ser. 338, Class 2, IO, 5 1/2s, 2033                                                                     9,647,994       2,017,613
Ser. 333, Class 2, IO, 5 1/2s, 2033                                                                     4,196,501         878,458
Fannie Mae
Ser. 329, Class 2, IO, 5 1/2s, 2033                                                                     8,612,246       1,788,692
Ser. 03-37, Class IC, IO, 5 1/2s, 2027                                                                  4,158,229         389,210
Ser. 03-6, Class IB, IO, 5 1/2s, 2022                                                                     248,279           1,507
IFB Ser. 02-36, Class QH, IO, 4.59s, 2029                                                               1,099,410          33,466
Ser. 03-118, Class S, IO, 4.64s, 2033                                                                   2,066,324         205,987
Ser. 03-W10, Class 1A, IO, 1.495s, 2043                                                                11,980,766         220,895
Ser. 03-W10, Class 3A, IO, 1.473s, 2043                                                                14,340,344         286,807
Ser. 03-W17, Class 12, IO, 1.158s, 2033                                                                 7,952,356         225,449
Ser. 00-T6, IO, 0.757s, 2030                                                                           12,759,158         183,413
Ser. 02-T18, IO, 0.52s, 2042                                                                           22,281,555         264,436
Ser. 99-51, Class N, PO, zero %, 2029                                                                     226,729         189,390
Ser. 99-52, Class MO, PO, zero %, 2026                                                                     64,432          61,422
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities
Ser. T-58, Class 4A, 7 1/2s, 2043                                                                          17,724          18,777
Ser. T-41, Class 3A, 7 1/2s, 2032                                                                         486,401         514,156
Ser. T-57, Class 1AX, IO, 0.447s, 2043                                                                  7,336,085          71,147
FFCA Secured Lending Corp. Ser. 00-1, Class X, IO, 1.498s, 2020                                        19,527,913       1,222,945
First Union Commercial Mortgage Trust 144A Ser. 99-C1, Class G,
5.35s, 2035                                                                                               891,000         573,303
Freddie Mac
IFB Ser. 2763, Class SC, 15.047s, 2032                                                                    900,362         995,289
Ser. 216, IO, 6s, 2032                                                                                  4,638,662         892,634
Ser. 226, IO, 5 1/2s, 2034                                                                              3,335,751         714,589
Ser. 2515, Class IG, IO, 5 1/2s, 2032                                                                   2,795,200         653,705
Ser. 2626, Class IK, IO, 5 1/2s, 2030                                                                   1,342,320         231,088
Ser. 2590, Class IH, IO, 5 1/2s, 2028                                                                   1,438,200         257,078
Ser. 2833, Class IK, IO, 5 1/2s, 2023                                                                     991,406         127,896
Ser. 215, PO, zero %, 2031                                                                                479,026         426,005
Ser. 2235, PO, zero %, 2030                                                                               502,597         424,142
GE Capital Commercial Mortgage Corp. 144A
Ser. 00-1, Class G, 6.131s, 2033                                                                        1,159,000       1,050,308
Ser. 00-1, Class H, 6.131s, 2033                                                                          721,000         460,075
GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3, Class
G, 6.974s, 2036                                                                                         1,022,427         820,124
Government National Mortgage Association
Ser. 01-43, Class SJ, IO, 4.17s, 2029                                                                      85,236             188
Ser. 98-2, Class EA, PO, zero %, 2028                                                                     223,425         186,979
GS Mortgage Securities Corp. II 144A FRB Ser. 03-FL6A, Class L,
6.638s, 2015                                                                                              417,000         419,346
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031                                                                          492,082         470,120
Ser. 98-C4, Class J, 5.6s, 2035                                                                         1,930,000       1,399,401
Lehman Brothers Floating Rate Commercial Mortgage Trust 144A FRB
Ser. 03-LLFA, Class L, 7.13s, 2014                                                                      1,181,000       1,148,928
Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040                                                                        1,154,000         960,840
Ser. 04-1A, Class K, 5.45s, 2040                                                                          411,000         334,323
Ser. 04-1A, Class L, 5.45s, 2040                                                                          187,000         136,612
Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.138s, 2028                                                                                           11,555,855         466,748
Mezz Cap Commercial Mortgage Trust 144A Ser. 04-C1, Class X, IO,
7.851s, 2037                                                                                            1,437,993         601,261
Morgan Stanley Capital I 144A Ser. 04-RR, Class F7, 6s, 2039                                            3,360,000       2,387,374
Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.103s, 2030                                                                    459,501         486,454
Ser. 97-MC2, Class X, IO, 1.266s, 2012                                                                  8,486,886         166,278
Permanent Financing PLC FRB Ser. 8, Class 2C, 3.818s, 2042
(United Kingdom)                                                                                        1,112,000       1,111,630
PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J, 6 5/8s,
2010                                                                                                      285,000         273,059
Quick Star PLC FRB Class 1-D, 5.56s, 2011 (United Kingdom)                                    GBP         891,589       1,569,553
QFA Royalties LLC 144A Ser. 05-1, 7.3s, 2025                                                            1,369,429       1,358,378
Starwood Asset Receivables Trust 144A
FRB Ser. 03-1A, Class F, 4.56s, 2022                                                                      340,282         340,486
FRB Ser. 03-1A, Class E, 4.51s, 2022                                                                      431,024         431,282
STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)                                                            316,000         263,453
Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)                                                            376,000         286,888
Ser. 04-1A, Class M, 5s, 2018 (Cayman Islands)                                                            345,000         287,630
Ser. 04-1A, Class N, 5s, 2018 (Cayman Islands)                                                            325,000         247,635
Titan Europe PLC 144A
FRB Ser. 04-2A, Class D, 3.044s, 2014 (Ireland)                                               EUR         779,000         946,096
FRB Ser. 04-2A, Class C, 2.634s, 2014 (Ireland)                                               EUR         979,000       1,188,996
URSUS 144A
FRB Ser. 1-A, Class D, 4.416s, 2012 (Ireland)                                                 GBP         870,000       1,528,612
Ser. 1-A, Class X1, IO, 3s, 2012 (Ireland)                                                    GBP      28,884,000         372,414
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-WL5A,
Class L, 6.688s, 2018                                                                                     917,000         917,000
---------------------------------------------------------------------------------------------------------------------------------
Total collateralized mortgage obligations (cost $77,872,426)                                                          $75,339,381

---------------------------------------------------------------------------------------------------------------------------------
BRADY BONDS (0.5%)*
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal amount           Value
---------------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) FRB Ser. 18 YR, 4.313s, 2012                                              $3,726,519      $3,605,407
Brazil (Federal Republic of) FRB Ser. RG, 4.313s, 2012                                                    770,010         744,985
Peru (Republic of) coll. FLIRB Ser. 20YR, 4 1/2s, 2017                                                  1,346,400       1,285,812
Peru (Republic of) FRB Ser. 20 YR, 5s, 2017                                                             1,139,000       1,100,616
---------------------------------------------------------------------------------------------------------------------------------
Total brady bonds (cost $5,870,497)                                                                                    $6,736,820

---------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.3%)*
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Shares           Value
---------------------------------------------------------------------------------------------------------------------------------
Doane Pet Care Co. $7.125 pfd.                                                                             14,527      $1,162,160
Dobson Communications Corp. 13.00% pfd.                                                                        52          70,200
First Republic Capital Corp. 144A 10.50% pfd.                                                                 750         787,500
Paxson Communications Corp. 14.25% cum. pfd. ++++                                                             124         818,400
Rural Cellular Corp. Ser. B, 11.375% cum. pfd.                                                                828         877,680
---------------------------------------------------------------------------------------------------------------------------------
Total preferred stocks (cost $3,308,001)                                                                               $3,715,940

---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (0.2%)*
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Shares           Value
---------------------------------------------------------------------------------------------------------------------------------
AboveNet, Inc. +                                                                                            3,850         $96,250
AMRESCO Creditor Trust (acquired 06/17/99, cost $107,549) (F) (DD) + (R)                                1,355,000           1,355
Birch Telecom, Inc. (F) +                                                                                   2,128               2
Coinmach Service Corp. IDS (Income Deposit Securities) (S)                                                 46,000         620,540
Comdisco Holding Co., Inc.                                                                                    905          14,842
Contifinancial Corp. Liquidating Trust Units                                                            5,273,336           6,592
Covad Communications Group, Inc. + (S)                                                                     29,619          39,986
Crown Castle International Corp. +                                                                            956          20,803
Genesis HealthCare Corp. +                                                                                  2,143          96,371
iPCS Escrow, Inc. (F) +                                                                                 1,045,000           1,045
Knology, Inc. +                                                                                               381           1,029
Northwestern Corp.                                                                                         11,242         355,247
Sterling Chemicals, Inc. +                                                                                    497          17,395
Sun Healthcare Group, Inc. +                                                                                1,662          11,301
USA Mobility, Inc. +                                                                                           27             755
VFB LLC (acquired various dates from 06/22/99 to 12/08/03, cost
$1,311,474) (DD) +                                                                                      1,795,382         368,053
Washington Group International, Inc. + (S)                                                                  9,088         490,207
---------------------------------------------------------------------------------------------------------------------------------
Total common stocks (cost $12,021,770)                                                                                 $2,141,773

---------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.1%)*
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Shares           Value
---------------------------------------------------------------------------------------------------------------------------------
Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.                                                     4,826        $212,947
Paxson Communications Corp. 144A 9.75% cv. pfd. ++++                                                          137         548,000
Williams Cos., Inc. (The) 144A $2.75 cv. pfd.                                                              13,220       1,318,695
---------------------------------------------------------------------------------------------------------------------------------
Total convertible preferred stocks (cost $2,003,137)                                                                   $2,079,642

---------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.1%)*
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal amount           Value
---------------------------------------------------------------------------------------------------------------------------------
Cybernet Internet Services International, Inc. 144A cv. sr. disc.
notes 13s, 2009 (Canada) (In default) +                                                                $4,290,000             $43
Lear Corp. cv. company guaranty zero %, 2022                                                            1,180,000         542,800
Manor Care, Inc. 144A cv. sr. notes 2 1/8s, 2035                                                          165,000         167,784
WCI Communities, Inc. cv. sr. sub. notes 4s, 2023                                                         525,000         698,250
---------------------------------------------------------------------------------------------------------------------------------
Total convertible bonds and notes (cost $4,872,426)                                                                    $1,408,877

---------------------------------------------------------------------------------------------------------------------------------
UNITS (0.1%)*
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal amount           Value
---------------------------------------------------------------------------------------------------------------------------------
Morrison Knudsen Corp., 2032                                                                           $1,720,000        $161,250
XCL Equity Units zero % (F)                                                                                 1,327         904,889
---------------------------------------------------------------------------------------------------------------------------------
Total units (cost $3,733,370)                                                                                          $1,066,139



---------------------------------------------------------------------------------------------------------------------------------
WARRANTS (--%)* +
---------------------------------------------------------------------------------------------------------------------------------
                                                                          Expiration     Strike
                                                                          date            price        Warrants             Value
---------------------------------------------------------------------------------------------------------------------------------
AboveNet, Inc.                                                             9/8/08         20.00           1,392            $6,264
AboveNet, Inc.                                                             9/8/10         24.00           1,638               819
Dayton Superior Corp. 144A                                                6/15/09           .01           1,980                 1
MDP Acquisitions PLC 144A                                                 10/1/13          .001             960            26,880
Mikohn Gaming Corp. 144A                                                  8/15/08          7.70             760            19,730
TravelCenters of America, Inc. 144A                                        5/1/09          .001           1,260             1,575
Ubiquitel, Inc. 144A                                                      4/15/10         22.74           3,210                 1
Washington Group International, Inc. Ser. A                               1/25/06         28.50           5,609           133,326
Washington Group International, Inc. Ser. B                               1/25/06         31.74           6,411           125,974
Washington Group International, Inc. Ser. C                               1/25/06         33.51           3,465            71,899
---------------------------------------------------------------------------------------------------------------------------------
Total warrants (cost $779,554)                                                                                           $386,469



---------------------------------------------------------------------------------------------------------------------------------
EQUITY VALUE CERTIFICATES (--%)* + (cost $107,609)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Maturity date    Certificates           Value
---------------------------------------------------------------------------------------------------------------------------------
ONO Finance PLC 144A (United Kingdom)                                               2/15/11                   780              $8




---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (17.6%)*
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Principal amount/Shares               Value
---------------------------------------------------------------------------------------------------------------------------------
Putnam Prime Money Market Fund (e)                                                                192,621,149        $192,621,149
Interest in $450,000,000 tri-party repurchase agreement dated
July 29, 2005 with UBS Securities LLC. due August 1, 2005 with respect to various U.S. Government obligations -- maturity value of $40,648,175 for an effective yield of 3.30% (collateralized by
Fannie Mae and Freddie Mac with yields ranging from 4.00% to
13.00% and due dates ranging from September 1, 2005 to August 1,
2035, valued at 459,000,183)                                                                      $40,637,000          40,637,000
Short-term investments held as collateral for loaned securities with yields ranging from 2.30% to 3.46% and due dates ranging
from August 1, 2005 to August 17, 2005 (d)                                                          1,050,138           1,049,814
Barton Capital Corp. zero %, August 11, 2005                                                        9,869,000           9,859,926
U.S. Treasury Bills zero %, August 4, 2005 #                                                        1,500,000           1,499,634
---------------------------------------------------------------------------------------------------------------------------------
Total short-term investments (cost $245,667,523)                                                                     $245,667,523

---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
Total investments (cost $1,474,598,240)                                                                            $1,487,004,253

   * Percentages indicated are based on net assets of $1,396,980,187.

**** Security is in default of principal and interest.

   + Non-income-producing security.

 (S) Securities on loan, in part or in entirety, at July 31, 2005.

  ++ The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(DD) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at
     July 31, 2005 was $369,408 or 0.03% of net assets.

++++ Income may be received in cash or additional securities at the discretion of the issuer.

   # This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at
     July 31, 2005.

 (R) Real Estate Investment Trust.

 (c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at July 31, 2005. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 5).

 (d) See Note 1 to the financial statements.

 (e) See Note 4 to the financial statements regarding investments in Putnam Prime Money Market Fund.

 (F) Security is valued at fair value following procedures approved by the Trustees.

 (U) A portion of the position represents unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the loan agreements. The total market value of the unfunded loan commitments at July 31, 2005 was 0.06% of net assets.

     At July 31, 2005, liquid assets totaling $176,194,248 have been designated as collateral for open forward commitments, swap contracts, and future contracts.

     144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

     TBA after the name of a security represents to be announced securities (Note 1).

     FLIRB represents Front Loaded Interest Reduction Bond.

     The rates Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at July 31, 2005.

     The rates shown on IFB's, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at July 31, 2005.



DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at July 31, 2005:
(as a percentage of Portfolio Value)

  Austria             0.7%
  Brazil              1.9
  Canada              1.4
  Cayman Islands      1.7
  France              2.0
  Germany             1.9
  Ireland             1.9
  Luxembourg          0.9
  Mexico              1.3
  Peru                0.5
  Philippines         0.7
  Russia              1.1
  Sweden              1.2
  United Kingdom      2.0
  United States      77.8
  Venezuela           0.5
  Other               2.5
                    -----
  Total             100.0%


----------------------------------------------------------------------------------------
FORWARD CURRENCY CONTRACTS TO BUY at 7/31/05 (aggregate face value $243,683,175)
----------------------------------------------------------------------------------------
                                                                              Unrealized
                                              Aggregate        Delivery     appreciation/
                                  Value      face value            date    (depreciation)
----------------------------------------------------------------------------------------
Australian Dollar           $66,538,251     $65,055,759        10/19/05      $1,482,492
British Pound                16,114,037      16,209,012         9/21/05         (94,975)
Danish Krone                  2,274,288       2,307,451         9/21/05         (33,163)
Euro                         90,693,805      90,301,985         9/21/05         391,820
Japanese Yen                 37,616,219      39,466,385         8/17/05      (1,850,166)
Norwegian Krone              24,583,186      24,282,617         9/21/05         300,569
Polish Zloty                    957,101         959,588         9/21/05          (2,487)
South Korean Won                 12,586          12,917         8/17/05            (331)
South Korean Won              3,540,682       3,551,699        11/16/05         (11,017)
Swiss Franc                   1,521,770       1,535,762         9/21/05         (13,992)
----------------------------------------------------------------------------------------
Total                                                                          $168,750



----------------------------------------------------------------------------------------
FORWARD CURRENCY CONTRACTS TO SELL at 7/31/05 (aggregate face value $327,709,570)
----------------------------------------------------------------------------------------
                                                                              Unrealized
                                              Aggregate        Delivery     appreciation/
                                  Value      face value            date    (depreciation)
----------------------------------------------------------------------------------------
Australian Dollar              $686,300        $670,665        10/19/05        $(15,635)
British Pound                10,134,985      10,076,382         9/21/05         (58,603)
Canadian Dollar              23,894,054      23,978,536        10/19/05          84,482
Euro                        169,840,625     170,945,748         9/21/05       1,105,123
Japanese Yen                 38,252,330      38,684,262         8/17/05         431,932
Singapore Dollar                 55,524          54,706         8/17/05            (818)
Swedish Krona                43,185,812      44,455,768         9/21/05       1,269,956
Swiss Franc                  38,911,853      38,843,503         9/21/05         (68,350)
----------------------------------------------------------------------------------------
Total                                                                        $2,748,087



------------------------------------------------------------------------------------------------
FUTURES CONTRACTS OUTSTANDING at 7/31/05
------------------------------------------------------------------------------------------------

                                                                                      Unrealized
                                       Number of                      Expiration    appreciation/
                                       contracts           Value            date   (depreciation)
------------------------------------------------------------------------------------------------
Euro-Bobl 5 yr (Long)                        157     $21,901,106          Sep-05     $(23,355)
Euro-Bund 10 yr (Short)                      244      36,286,593          Sep-05        (104,850)
Interest Rate Swap 10 yr (Long)               29       3,187,281          Sep-05         (82,642)
Japanese Government Bond -
TSE 10 yr (Short)                             17      21,224,215          Sep-05         129,839
Japanese Government Bond 10 yr
Mini (Long)                                   92      11,480,300          Sep-05         (71,660)
U.K. Gilt 10 yr (Long)                        42       8,349,679          Sep-05          (8,266)
U.S. Treasury Bond 20 yr (Short)              37       4,266,563          Sep-05          40,647
U.S. Treasury Note 10 yr (Long)              155      17,202,578          Sep-05        (435,876)
U.S. Treasury Note 5 yr (Long)               416      44,596,500          Sep-05        (118,246)
U.S. Treasury Note 2 yr (Short)              207      42,742,266          Sep-05         206,901
------------------------------------------------------------------------------------------------
Total                                                                                  $(467,508)



--------------------------------------------------------------------------------------------------------------------------
INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/05
--------------------------------------------------------------------------------------------------------------------------

                                                                                                               Unrealized
                                                                                  Notional     Termination   appreciation/
                                                                                    amount            date  (depreciation)
--------------------------------------------------------------------------------------------------------------------------
Agreement with Merrill Lynch Capital Services, Inc. dated June 9,
2005 to pay semi-annually the notional amount multiplied by the six month JPY-LIBOR-BBA and receive semi-annually the notional
amount multiplied by 1.7275%.                                          JPY   2,800,000,000         6/14/20     $ (288,630)

Agreement with Citibank N.A. dated July 12, 2005 to pay annually the notional amount multiplied by 3.4% and receive semi-annually
the notional amount multiplied by the six month NOKDOM-NIBR.           NOK      93,000,000         7/14/10        (42,003)

Agreement with Citibank N.A. dated July 12, 2005 to pay annually the notional amount multiplied by 2.7515% and receive
semi-annually the notional amount multiplied by the six month
EURIBOR-T248.                                                          EUR      11,000,000         7/14/10         14,215

Agreement with Merrill Lynch Capital Services Inc. dated July 22,
2005 to pay annually the notional amount multiplied by 3.54% and receive semi-annually the notional amount multiplied by the six
month NIBOR.                                                           NOK      54,900,000         7/26/10         18,823

Agreement with Merrill Lynch Capital Services Inc. dated July 22,
2005 to pay annually the notional amount multiplied by 2.801% and receive semi-annually the notional amount multiplied by the six
month EURIBOR.                                                         EUR       6,900,000         7/26/10              4

Agreement with Citibank N.A. dated July 20, 2005 to pay annually the notional amount multiplied by 3.52 and receive semi-annually
the notional amount multiplied by the six month NOKDOM-NIBR.           NOK      36,700,000         7/22/10         10,702

Agreement with Citibank N.A. dated July 20, 2005 to pay annually the notional amount multiplied by 2.825% and receive
semi-annually the notional amount multiplied by the six month
EURIBOR-T248.                                                          EUR       4,600,000         7/22/10        (11,348)

Agreement with UBS AG dated April 4, 2005 to pay quarterly the notional amount multiplied by 2.61% and receive semi-annually the
notional amount multiplied by the six month EUR-EURIBOR-Telerate.      EUR     151,000,000          4/6/07       (982,637)

Agreement with Credit Suisse First Boston International dated May
18, 2005 to pay semi-annually the notional amount multiplied by
4.6325% and receive quarterly the notional amount multiplied by
the three month GBP-LIBOR-BBA.                                         GBP      46,000,000         5/18/07       (228,928)

Agreement with Merrill Lynch Capital Services, Inc. dated
February 16, 2005 to receive semi-annually the notional amount multiplied by the six month EURIBOR and pay annually the notional
amount multiplied by 2.5645%.                                          EUR      92,500,000         2/19/07       (604,490)

Agreement with Merrill Lynch Capital Services, Inc. dated
September 27, 2002 to receive semi-annually the notional amount multiplied by the six month JPY-LIBOR-BBA and pay semi-annually
the notional amount multiplied by 0.399%.                              JPY   4,751,000,000         10/1/07       (228,812)

Agreement with Bank of America, N.A. dated March 25, 2004 to pay semi-annually the notional amount multiplied by 3.075% and receive
quarterly the notional amount multiplied by the three month USD-LIBOR.          32,700,000         3/30/09      1,315,559

Agreement with Bank of America, N.A. dated January 22, 2004 to pay semi-annually the notional amount multiplied by 1.97375% and receive
quarterly the notional amount multiplied by the three month USD-LIBOR.          21,900,000         1/26/06        216,483

Agreement with Bank of America, N.A. dated December 2, 2003 to pay semi-annually the notional amount multiplied by 2.444% and receive
quarterly the notional amount multiplied by the three month USD-LIBOR.          12,408,000         12/5/05         76,704

Agreement with Bank of America, N.A. dated January 22, 2004 to pay semi-annually the notional amount multiplied by 4.35% and receive
quarterly the notional amount multiplied by the three month USD-LIBOR.           6,900,000         1/27/14        155,835

Agreement with Credit Suisse First Boston International dated July 7, 2004 to pay semi-annually the notional amount multiplied by 4.945% and receive
quarterly the notional amount multiplied by the three month USD-LIBOR.          11,257,600          7/9/14       (216,365)

Agreement with Credit Suisse First Boston International dated July 7, 2004 to receive semi-annually the notional amount multiplied by 2.931% and pay
quarterly the notional amount multiplied by the three month USD-LIBOR.           9,973,300          7/9/06       (117,471)

Agreement with JPMorgan Chase Bank, N.A. dated May 6, 2005 to pay semi-annually the notional amount multiplied by 4.062% and receive
quarterly the notional amount multiplied by the three month USD-LIBOR.          56,000,000         5/10/07        180,608

Agreement with JPMorgan Chase Bank, N.A. dated May 6, 2005 to receive semi-annually the notional amount multiplied by 4.687% and pay quarterly
the notional amount multiplied by the three month USD-LIBOR.                    30,000,000         5/10/15         17,604

Agreement with JPMorgan Chase Bank, N.A. dated May 6, 2005 to pay semi-annually the notional amount multiplied by 5.062% and receive
quarterly the notional amount multiplied by the three month USD-LIBOR.          13,000,000         5/10/35       (269,637)

Agreement with Lehman Brothers Special Financing, Inc. dated January 22,
2004 to pay semi-annually the notional amount multiplied by 1.955% and receive quarterly the notional amount multiplied by the three month
USD-LIBOR-BBA.                                                                  21,900,000         1/26/06        216,994

Agreement with Lehman Brothers Special Financing, Inc. dated December 9,
2003 to receive semi-annually the notional amount multiplied by 4.641% and pay quarterly the notional amount multiplied by the three month
USD-LIBOR-BBA.                                                                  18,032,000        12/15/13        (13,486)

Agreement with Lehman Brothers Special Financing, Inc. dated January 22,
2004 to pay semi-annually the notional amount multiplied by 4.3375% and receive quarterly the notional amount multiplied by the three month
USD-LIBOR-BBA.                                                                   6,900,000         1/26/14        163,330

Agreement with Merrill Lynch Capital Services, Inc. dated November 17,
2000 to pay semi-annually the notional amount multiplied by the three
month USD-LIBOR-BBA and receive the notional amount multiplied by 6.68%.        12,500,000        11/21/05        186,042
--------------------------------------------------------------------------------------------------------------------------
Total                                                                                                           $(430,904)


--------------------------------------------------------------------------------------------------------------------------
CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/05
--------------------------------------------------------------------------------------------------------------------------

                                                                                                               Unrealized
                                                                                                  Notional   appreciation/
                                                                                                    amount  (depreciation)
--------------------------------------------------------------------------------------------------------------------------
Agreement with Lehman Brothers Special Financing, Inc. effective July 27,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 19 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ iTraxx Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ iTraxx Index.                  EUR       4,823,000         $1,917

Agreement with Lehman Brothers Special Financing, Inc. effective July 27,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to pay quarterly 45 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ
iTraxx Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market
value of the reference entity within the DJ iTraxx Index.                              EUR       3,617,250             99

Agreement with Lehman Brothers Special Financing, Inc. effective July 29,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 33.75 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index, 10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index,10-15% tranche.                                                         4,407,000             --

Agreement with Lehman Brothers Special Financing, Inc. effective July 29,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 21.5 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index, 15-30% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index,15-30% tranche.                                                         4,407,000             --

Agreement with Bank of America, N.A. effective April 13, 2005, maturing on
June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 360 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 3 Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ HY CDX 3 Index.                                                   1,782,000         61,803

Agreement with Citigroup Financial Products, Inc. effective June 10, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 677.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG
CDX 5 year Series 4 Index 3-7% tranche, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX 5
year Series 4 Index 3-7% tranche.                                                                4,761,000        495,604

Agreement with Citigroup Financial Products, Inc. effective April 15,
2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 180 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY
CDX 4 Index 25-35% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ HY CDX 4 Index
25-35% tranche.                                                                                  4,600,000        251,850

Agreement with Citigroup Financial Products, Inc. effective June 10, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 360 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY
CDX 5 year Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ HY CDX 5 year
Series 4 Index.                                                                                  4,713,390       (145,971)

Agreement with Citigroup Financial Products, Inc. effective June 14, 2005, maturing on June 20, 2015, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 619 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG
CDX 5 year Series 4 Index 3-7% tranche, the fund makes a payment of the proportional notional amount times the  difference between the par value and the then-market value of the reference entity within the DJ IG CDX 5
year Series 4 Index 3-7% tranche.                                                                2,867,000        178,463

Agreement with Deutsche Bank AG effective April 15, 2005, maturing on June
20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 183 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 4 Index
25-35% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market
value of the reference entity within the DJ HY CDX 4 Index 25-35% tranche.                       4,600,000        257,600

Agreement with Goldman Sachs Capital Markets, L.P. effective May 20, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 90 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG
CDX 5 year Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX 5 year
Series 4 Index.                                                                                  8,350,000       (193,089)

Agreement with Goldman Sachs Capital Markets, L.P. effective May 20, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 500 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG
CDX 5 year Series 4 Index 0-3% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX 5
year Series 4 Index 0-3% tranche.                                                                1,670,000        257,898

Agreement with Goldman Sachs International effective September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.35% and the fund pays in the event of a credit default in one of
the underlying securities in the basket of BB CMBS securities.                                   2,218,370        116,991

Agreement with Goldman Sachs International effective September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.433% and the fund pays in the event of a credit default in one of
the underlying securities in the basket of BB CMBS securities.                                     831,889         34,277

Agreement with Goldman Sachs International effective September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.5% and the fund pays in the event of a credit default in one of
the underlying securities in the basket of BB CMBS securities.                                     277,296         16,493

Agreement with Goldman Sachs Capital Markets, L.P. effective April 13,
2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 360 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY
CDX 3 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market
value of the reference entity within the DJ HY CDX 3 Index.                                      1,881,000         46,934

Agreement with Goldman Sachs Capital Markets, L.P. effective April 1,
2005, maturing on December 20, 2009, to receive/ (pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 138 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY
CDX 3 Index 25-35% tranche, the fund receives a payment of the proportional notional amount times the  difference between the par value and the then-market value of the  reference entity within the DJ HY CDX 3
Index 25-35% tranche.                                                                            1,810,000         71,860

Agreement with Goldman Sachs Capital Markets, L.P. effective June 22,
2005, maturing on June 20, 2015, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receives quarterly 656 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 year Series 4 Index 3-7% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG
CDX 5 year Series 4 Index 3-7% tranche.                                                          4,808,000        465,740

Agreement with Goldman Sachs International effective September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.55625% and the fund pays in the event of a credit default in one
of the underlying securities in the basket of BB CMBS securities.                                2,218,370         51,813

Agreement with Goldman Sachs International effective September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.4625% and the fund pays in the event of a credit default in one of
the underlying securities in the basket of BB CMBS securities.                                   1,109,185         48,845

Agreement with Goldman Sachs International effective September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.475% and the fund pays in the event of a credit default in one of
the underlying securities in the basket of BB CMBS securities.                                     554,593         17,119

Agreement with Goldman Sachs International effective September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.6% and the fund pays in the event of a credit default in one of
the underlying securities in the basket of BB CMBS securities.                                     277,296          2,742

Agreement with JPMorgan Chase Bank, N.A. effective June 22, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receive pay 360 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 5 year
Series 4 Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market
value of the reference entity within the DJ HY CDX 5 year Series 4 Index.                        4,759,920       (103,930)

Agreement with JPMorgan Chase Bank, N.A. effective June 23, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 360 basis points times the notional amount.
Upon a credit default event of a reference entity within the DJ HY CDX 5 year Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ HY CDX 5 year Series 4 Index.            4,752,000       (121,264)

Agreement with Lehman Brothers Special Financing, Inc. effective April 14,
2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 360 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY
CDX 3 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market
value of the reference entity within the DJ HY CDX 3 Index.                                      1,782,000         62,348

Agreement with Lehman Brothers Special Financing, Inc. effective April 18,
2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 194 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY
CDX 4 Index 25-35% tranche, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ HY
CDX 4 Index 25-35% tranche.                                                                      1,100,000         68,301

Agreement with Lehman Brothers Special Financing, Inc. effective March 24,
2005, maturing on December 20, 2009, to receive quarterly 116 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 3 Index that the counterparties agree advances within the 25-35 Loss Basket of the Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then- market value of the reference entity within
the DJ IG CDX Series 3 Index.                                                                    1,810,000         59,495

Agreement with Lehman Brothers Special Financing, Inc. effective June 17,
2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 360 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY
CDX 5 year Series 4 Index, the fund receives a payment of the proportional notional amount times the  difference between the par value and the then-market value of the reference entity within the DJ HY CDX 5 year
Series 4 Index.                                                                                  4,713,390       (110,690)

Agreement with Lehman Brothers Special Financing, Inc. effective June 14,
2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 360 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY
CDX 5 year Series 4 Index, the fund receives a payment of the proportional notional amount times the  difference between the par value and the
then-market value of the reference entity within the DJ HY CDX 5 year Series 4 Index.            2,838,330        (70,060)

Agreement with Merrill Lynch International effective April 14, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receives quarterly 360 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 3 Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ HY CDX 3 Index.                          2,277,000         78,759

Agreement with Bank of America, N.A. effective April 14, 2005, maturing on
June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 360 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 3 Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ HY CDX 3 Index.                                                   3,663,000        131,406

Agreement with Morgan Stanley Capital Services, Inc. effective May 24,
2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 90 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG
CDX 5 year Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX 5 year Series 4 Index.           44,075,000       (955,403)

Agreement with Morgan Stanley Capital Services, Inc. effective May 24,
2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 500 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG
CDX 5 year Series 4 Index 0-3% tranche, the fund makes a payment of the proportional notional amount times the  difference between the par value and the then-market value of the reference entity within the DJ IG CDX 5
year Series 4 Index 0-3% tranche.                                                                8,815,000      1,337,733

Agreement with Lehman Brothers Special Financing, Inc. effective July 25,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to pay quarterly 55 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ
IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX Series 4 Index.                   5,905,200        (13,890)

Agreement with Lehman Brothers Special Financing, Inc. effective July 25,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of  execution and to receive quarterly 21.5 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index, 15-30% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index,15-30% tranche.                                                         8,436,000        (10,083)

Agreement with Goldman Sachs Capital Markets, L.P. effective July 8, 2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pays quarterly 40 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG
CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX Series 4 Index.                   2,050,500         (8,524)

Agreement with Lehman Brothers Special Financing, Inc. effective July 14,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 25 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index, 15-30% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index,15-30% tranche.                                                         2,106,000            477

Agreement with Lehman Brothers Special Financing, Inc. effective July 14,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of  execution and to receive quarterly 36 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index,10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index,10-15% tranche.                                                         2,018,000         (4,638)

Agreement with Deutsche Bank AG effective July 14, 2005, maturing on June
20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 35.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4
Index, 10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX Series 4 Index,
10-15% tranche.                                                                                  2,193,000          4,439

Agreement with Citigroup Financial Products, Inc. effective April 28,
2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receives quarterly 201 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX 4 Index 25-35% tranche, the fund makes a  payment of the proportional notional amount times the  difference between the par value and the then-market value of the reference entity within the DJ HY CDX 4
Index 25-35% tranche.                                                                            4,600,000        295,401

Agreement with Deutsche Bank AG effective July 14, 2005, maturing on June
20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pays quarterly 55 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then- market value of the
reference entity within the DJ IG CDX Series 4 Index.                                            3,290,000        (15,316)
--------------------------------------------------------------------------------------------------------------------------
Total                                                                                                           2,663,549




Statement of assets and liabilities 7/31/05

-----------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------
Investment in securities, at value, including
$1,022,665 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,281,977,091)          $1,294,383,104
Affiliated issuers (identified cost $192,621,149) (Note 4)        192,621,149
-----------------------------------------------------------------------------
Cash                                                                7,119,645
-----------------------------------------------------------------------------
Foreign currency (cost $2,924,519) (Note 1)                         2,946,180
-----------------------------------------------------------------------------
Interest and other receivables                                     16,786,826
-----------------------------------------------------------------------------
Receivable for securities sold                                      3,807,687
-----------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                         2,572,903
-----------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             5,322,195
-----------------------------------------------------------------------------
Receivable for open credit default contracts (Note 1)               4,416,407
-----------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             860,932
-----------------------------------------------------------------------------
Receivable for closed swap contracts (Note 1)                         880,302
-----------------------------------------------------------------------------
Total assets                                                    1,531,717,330

-----------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------
Payable for variation margin (Note 1)                                 149,068
-----------------------------------------------------------------------------
Distributions payable to shareholders                               5,844,342
-----------------------------------------------------------------------------
Payable for securities purchased                                   26,514,814
-----------------------------------------------------------------------------
Payable for purchases of delayed delivery securities (Note
1)                                                                 84,454,233
-----------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 4)                 2,269,002
-----------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            131,411
-----------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                160,689
-----------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,449
-----------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                2,405,358
-----------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)              2,400,655
-----------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                            3,003,807
-----------------------------------------------------------------------------
Payable for open credit default contracts (Note 1)                  1,752,858
-----------------------------------------------------------------------------
Premiums received on credit default contracts (Note 1)              3,994,425
-----------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                  1,049,814
-----------------------------------------------------------------------------
Other accrued expenses                                                604,218
-----------------------------------------------------------------------------
Total liabilities                                                 134,737,143
-----------------------------------------------------------------------------
Net assets                                                     $1,396,980,187

-----------------------------------------------------------------------------
REPRESENTED BY
-----------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Note 1)         $1,663,100,642
-----------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        8,324,672
-----------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (291,479,587)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  17,034,460
-----------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,396,980,187

-----------------------------------------------------------------------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
-----------------------------------------------------------------------------
Net asset value per share
($1,396,980,187 divided by 195,156,300 shares)                          $7.16

The accompanying notes are an integral part of these financial statements.


Statement of operations Year ended 7/31/05

-----------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------
Interest (including interest income of $3,665,474 from
investments in affiliated issuers) (Note 4)                       $68,071,341
-----------------------------------------------------------------------------
Dividends                                                             411,470
-----------------------------------------------------------------------------
Securities lending                                                      3,908
-----------------------------------------------------------------------------
Total investment income                                            68,486,719

-----------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    8,043,076
-----------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      591,296
-----------------------------------------------------------------------------
Custodian fees (Note 2)                                               390,318
-----------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             56,350
-----------------------------------------------------------------------------
Administrative services (Note 2)                                       47,630
-----------------------------------------------------------------------------
Other                                                                 953,483
-----------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 4)                       (228,558)
-----------------------------------------------------------------------------
Total expenses                                                      9,853,595
-----------------------------------------------------------------------------
Expense reduction (Note 2)                                           (223,204)
-----------------------------------------------------------------------------
Net expenses                                                        9,630,391
-----------------------------------------------------------------------------
Net investment income                                              58,856,328
-----------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    8,249,302
-----------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                        2,818,923
-----------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     5,834,477
-----------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)         2,739,033
-----------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                  1,614,625
-----------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts and credit default contracts
during the year                                                    14,363,788
-----------------------------------------------------------------------------
Net gain on investments                                            35,620,148
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations              $94,476,476

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

-----------------------------------------------------------------------------
INCREASE IN NET ASSETS
-----------------------------------------------------------------------------
                                                  Year ended       Year ended
                                                     7/31/05          7/31/04
-----------------------------------------------------------------------------
Operations:
Net investment income                            $58,856,328      $61,479,944
-----------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                     19,641,735       21,907,198
-----------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                        15,978,413       22,638,395
-----------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        94,476,476      106,025,537
-----------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-----------------------------------------------------------------------------
From net investment income                       (80,509,420)     (66,079,263)
-----------------------------------------------------------------------------
Increase from issuance of shares in
connection with the merger of Putnam Master
Income Trust (Note 7)                            390,337,325               --
-----------------------------------------------------------------------------
Total increase in net assets                     404,304,381       39,946,274

-----------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------
Beginning of year                                992,675,806      952,729,532
-----------------------------------------------------------------------------
End of year (including undistributed net
investment income of $8,324,672 and
$15,779,069, respectively)                    $1,396,980,187     $992,675,806

-----------------------------------------------------------------------------
NUMBER OF FUND SHARES
-----------------------------------------------------------------------------
Shares outstanding at beginning of year          141,198,870      141,198,870
-----------------------------------------------------------------------------
Shares issued in connection with the merger
of Putnam Master Income Trust (Note 7)            53,957,430               --
-----------------------------------------------------------------------------
Shares outstanding at end of year                195,156,300      141,198,870

The accompanying notes are an integral part of these financial statements.



Financial highlights (For a common share outstanding throughout the period)

--------------------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
                                                                               Year ended
                                                     7/31/05       7/31/04       7/31/03       7/31/02       7/31/01
--------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                    $7.03         $6.75         $6.22         $6.68         $7.19
--------------------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (a)                                .36 (e)       .44 (e)       .51           .55           .61
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                               .28           .31           .54          (.47)         (.50)
--------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                    .64           .75          1.05           .08           .11
--------------------------------------------------------------------------------------------------------------------
Less distributions:
From net investment income                              (.51)         (.47)         (.52)         (.53)         (.51)
--------------------------------------------------------------------------------------------------------------------
From return of capital                                    --            --            --          (.01)         (.11)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                     (.51)         (.47)         (.52)         (.54)         (.62)
--------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                          $7.16         $7.03         $6.75         $6.22         $6.68
--------------------------------------------------------------------------------------------------------------------
Market price,
end of period                                          $6.31         $6.29         $6.31         $6.03         $6.29
--------------------------------------------------------------------------------------------------------------------
Total return at
market price (%)(b)                                     8.35          7.18         13.41          4.44          8.56

--------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $1,396,980      $992,676      $952,730      $877,649      $942,125
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                .84 (e)       .83 (e)       .85           .86           .85
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                               4.99 (e)      6.19 (e)      7.91          8.39          8.87
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                139.74 (f)     78.43         96.21 (d)    175.78 (d)    231.58
--------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Reflects waivers of certain fund expenses in connection with Putnam
    Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2005 and July 31, 2004 reflect a reduction of 0.02% and less than 0.01% of average net assets, respectively (Note 4).

(f) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements 7/31/05

Note 1: Significant accounting policies

Putnam Premier Income Trust (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market. The fund invests in higher yielding, lower-rated bonds that have a higher rate of default due to the nature of the investments.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a when-issued or forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

J) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

L) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At July 31, 2005, the value of securities loaned amounted to $1,022,665. The fund received cash collateral of $1,049,814 which is pooled with collateral of other Putnam funds into 26 issues of high grade short-term investments.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2005, the fund had a capital loss carryover of $289,635,841 available to the extent allowed by the Code to offset future net capital gain, if any. This amount includes $68,606,363 of capital losses acquired in connection with the acquisition of Putnam Master Income Trust which are subject to limitations imposed by the Internal Revenue Code. The amount of the carryover and the expiration dates are:

Loss Carryover       Expiration
----------------------------------
   $14,335,502       July 31, 2006
    37,732,461       July 31, 2007
    60,809,014       July 31, 2008
    51,721,443       July 31, 2009
    44,917,486       July 31, 2010
    80,119,935       July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2006, $1,707,863 of losses recognized during the period November 1, 2004 to July 31, 2005 a portion of which could be limited by
Section 381 of the Code.

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, nontaxable dividends, dividends payable, defaulted bond interest, unrealized and realized gains and losses on certain futures contracts, market discount, interest on payment-in-kind securities and income on swap contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2005, the fund reclassified $20,772,724 to decrease distributions in excess of net investment income and $11,231,260 to decrease paid-in-capital, with an increase to accumulated net realized losses of $9,541,464.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $51,408,977
Unrealized depreciation           (40,905,744)
                                 ------------
Net unrealized appreciation        10,503,233
Undistributed ordinary income      21,133,360
Capital loss carryforward        (289,635,841)
Post-October Loss                  (1,707,863)
Cost for federal income tax
purposes                       $1,476,636,654


Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the "average weekly assets" of the fund. "Average weekly assets" is defined to mean the average of the weekly determinations of the difference between the total assets of the fund (including any assets attributable to leverage for investment purposes though incurrence of indebtedness) and the total liabilities of the fund (excluding liabilities incurred in connection with leverage for investment purposes). This fee is based on the following annual rates: 0.75% of the first
$500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% thereafter.

In June 2005, the Trustees and Putnam Management agreed to a reduced management fee structure for the fund that will go into effect on January 1, 2006. Based on the fund's current asset levels, this new fee structure is not expected to have an effect on the fund's effective management fee rate. However, the new fee structure incorporates additional breakpoints at higher asset levels.

Effective September 13, 2004, Putnam Investments Limited ("PIL"), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average weekly assets (calculated in the same manner as under the fund's management contract with Putnam Management) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund's asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund's average net assets. During the year ended July 31, 2005, the fund paid PFTC $981,614 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended July 31, 2005, the fund's expenses were reduced by $223,204 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $449, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended July 31, 2005, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $1,383,690,573 and $1,405,532,120, respectively. Purchases and sales of U.S. government securities aggregated no monies and $21,926,797, respectively.

Note 4: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended July 31, 2005, management fees paid were reduced by $228,558 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $3,665,474 for the period ended July 31, 2005. During the year ended July 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $637,317,042 and $616,212,425, respectively.

Note 5: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs' claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management's and Putnam Retail Management's ability to provide services to their clients, including the fund.

Note 7: Acquisition of Putnam Master Income Trust

On February 28, 2005, the fund issued 53,957,430, shares in exchange for 53,329,917 shares of Putnam Master Income Trust to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam Master Income Trust on February 25, 2005 valuation date, were $1,021,456,879 and $390,337,325, respectively. On February 25, 2005, Putnam Master Income Trust had distributions in excess of net investment income of $6,574,029, accumulated net realized loss of $79,376,154 and unrealized appreciation of $8,668,150. The aggregate net assets of the fund immediately following the acquisition were $1,411,794,204.

Information presented in the Statement of operations and changes in net assets reflect only operations of Putnam Premier Income Trust.


Federal tax information
(Unaudited)

The fund has designated 0.25% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended July 31, 2005, the fund hereby designates 0.25% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.


Shareholder meeting results (Unaudited)

------------------------------------------------------------------
January 13, 2005 meeting

A special meeting of shareholders of the fund was held on January 13, 2005. At the meeting, the following proposal was approved:

Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets of Putnam Master Income Trust to Putnam Premier Income Trust in exchange for the issuance and delivery of shares of beneficial interest of Putnam Premier Income Trust and the assumption by Putnam Premier Income Trust of the liabilities of Putnam Master Income Trust, and the distribution of such shares to the shareholders of Putnam Master Income Trust in complete liquidation of Putnam Master Income Trust.


 Votes For           Votes Against           Abstentions
------------------------------------------------------------------
 67,764,834            4,292,013              3,413,230

------------------------------------------------------------------
July 14, 2005 meeting

The annual meeting of shareholders of the fund was held on July 14, 2005. At the meeting, each of the nominees for Trustees was elected, as follows:

                                     Votes For     Votes Withheld
------------------------------------------------------------------
Jameson A. Baxter                  119,809,330          8,968,523
Charles B. Curtis                  119,938,750          8,839,103
Myra R. Drucker                    119,804,302          8,973,551
Charles E. Haldeman, Jr.           119,951,705          8,826,148
John A. Hill                       119,476,888          9,300,965
Paul L. Joskow                     119,984,596          8,793,257
Elizabeth T. Kennan                119,832,244          8,945,609
John H. Mullin, III                119,956,206          8,821,647
Robert E. Patterson                119,971,546          8,806,307
George Putnam, III                 119,843,331          8,934,522
W. Thomas Stephens                 119,928,332          8,849,521
Richard B. Worley                  119,942,586          8,835,267

A proposal to amend the fund's fundamental investment restriction with respect to borrowing and senior securities to permit the fund to engage in investment leverage was approved as follows:

 Votes For           Votes Against           Abstentions
------------------------------------------------------------------
92,618,223            11,208,556             24,951,074

A proposal to approve the Amended and Restated Management Contract between the fund and Putnam Investment Management, LLC, which provides for payment of management fees with respect to fund assets attributable to investment leverage, was approved as follows:


 Votes For           Votes Against           Abstentions
------------------------------------------------------------------
 91,933,014           11,908,966             24,935,873

A proposal to convert the fund to an open-end investment company and approve certain related changes to the fund's Agreement and Declaration of Trust was defeated as follows:

 Votes For           Votes Against           Abstentions
------------------------------------------------------------------
 20,644,293            81,498,277            26,635,283

All tabulations are rounded to nearest whole number.


Compliance certifications
(Unaudited)

On July 28, 2005, your fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the fund's principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund's disclosure controls and procedures and internal control over financial reporting.


About the Trustees

-----------------------------------------------------------------------------
Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

-----------------------------------------------------------------------------
Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

-----------------------------------------------------------------------------
Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

-----------------------------------------------------------------------------
John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve
Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam
Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

-----------------------------------------------------------------------------
Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

-----------------------------------------------------------------------------
Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

-----------------------------------------------------------------------------
John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

-----------------------------------------------------------------------------
Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust
(a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

-----------------------------------------------------------------------------
W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

-----------------------------------------------------------------------------
Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

-----------------------------------------------------------------------------
Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

-----------------------------------------------------------------------------
George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of July 31, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)

Executive Vice President, Associate Treasurer and Principal Executive
Officer
Since 1989

Jonathan S. Horwitz (6/4/55)

Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)

Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)

Assistant Treasurer and Principal Accounting Officer
Since 2000
Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)

Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)

Senior Vice President, Staff Counsel and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP; prior to 2000, Law Clerk, Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)

Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2004, General Counsel, State Street Research & Management Company

James P. Pappas (2/24/53)

Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management. During 2002, Chief Operating Officer, Atalanta/Sosnoff Management Corporation; prior to 2001, President and Chief Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)

Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2003, Senior Vice President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)

Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)

Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)

Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (1/4/47)

Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy T. Florek (6/13/57)

Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.


Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate
Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Senior Vice President, Staff Counsel and Compliance Liaison

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnam.com) any time for up-to-date information about the fund's NAV.


inside back cover

[blank page]

[LOGO OMITTED]

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

[GRAPHIC OMITTED: SCALE]


AN708  226692  9/05



Item 2. Code of Ethics:
-----------------------
(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code to include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam's Director of Government Relations prior to engaging in lobbying activities.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be "access persons" under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee's account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make "qualified redemptions" of shares from such an account less than 90 days (or one year, as applicable) after purchase. "Qualified redemptions" include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee's personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
July 31, 2005       $42,192     $18,000*        $4,192    $--
July 31, 2004       $40,150     $--             $4,150    $176

* Includes fees billed to the fund for services relating to one or more fund mergers. A portion of such fees was paid by Putnam Management.

For the fiscal years ended July 31, 2005 and July 31, 2004, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 22,192 and $ 4,326 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to interfund trading.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee.
 Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
July 31, 2005       $--             $--   $--         $--
July 31, 2004       $--             $--   $--         $--

Item 5.  Audit Committee
------------------------

(a) The fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the fund's Board of Trustees is composed of the following persons:

Myra R. Drucker
Paul L. Joskow (Chairperson)
Robert E. Patterson
W. Thomas Stephens
Richard B. Worley

(b)  Not applicable

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies:
        --------------------------------

Proxy voting guidelines of the Putnam funds
-------------------------------------------

The proxy voting guidelines below summarize the funds' positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds' proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds' proxies.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the funds' Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I.  BOARD-APPROVED PROPOSALS
----------------------------

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds' proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds' proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors
------------------------------------------

Uncontested Election of Directors

The funds' proxies will be voted for the election of a company's nominees for the board of directors, except as follows:

The funds will withhold votes for the entire board of directors if

* the board does not have a majority of independent directors,

* the board has not established independent nominating, audit, and compensation committees,

* the board has more than 19 members or fewer than five members, absent special circumstances,

* the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company at its previous two annual meetings, or

* the board has adopted or renewed a shareholder rights plan
(commonly referred to as a "poison pill") without shareholder approval during the current or prior calendar year.

The funds will withhold votes for any nominee for director who:

* is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

* attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

* as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate"), or

* serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an "independent director" is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds' Trustees believe that the receipt of compensation for services other than service as a director raises significant independence issues.

Board size: The funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members' individual relationships, but also on the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Contested Elections of Directors

The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines' basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation
----------------------

The funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization
--------------

Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

The funds will vote for proposals to effect stock splits
(excluding reverse stock splits).

The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder's investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other
------------------------------------------------------------------
Transactions
------------

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures
----------------------

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest.
As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters
----------------------

Many proxies involve approval of routine business matters, such as changing a company's name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

The funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management's investment professionals and the funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II.  SHAREHOLDER PROPOSALS
--------------------------

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

The funds will vote for shareholder proposals that are consistent with the funds' proxy voting guidelines for board-approved proposals.

The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular their independent directors
- accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III.  VOTING SHARES OF NON-U.S. ISSUERS
---------------------------------------

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers - i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company's stock on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam
Management's investment professionals.

In addition, some non-U.S. markets require that a company's shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as "share re-registration." As a result, shareholders, including the funds, are not able to trade in that company's stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors
---------------------------------

Japan

For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established nominating and compensation committees composed of a majority of outside directors, or

* the board has not established an audit committee composed of a majority of independent directors.

The funds will withhold votes for the appointment of members of a company's board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is "independent" if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

The funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established a nominating committee composed of at least a majority of outside directors, or

* the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary:   For purposes of these guideline, an "outside director"
is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company's largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

The funds will withhold votes for the entire board of directors if

* the board does not have at least a majority of independent non-executive directors,

* the board has not established nomination committees composed of a majority of independent non-executive directors, or

* the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.'s Combined Code on Corporate Governance ("Combined Code") has adopted the "comply and explain" approach to corporate governance, the funds' Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director's independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.'s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the "comply and explain" approach to corporate governance. Because the funds' Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Other Matters
-------------

The funds will vote for shareholder proposals calling for a majority of a company's directors to be independent of management.

The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company's outstanding common stock where shareholders have preemptive rights.

As adopted December 10, 2004




Proxy Voting Procedures of the Putnam Funds
-------------------------------------------

The proxy voting procedures below explain the role of the funds' Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds' Trustees
-------------------------------------------

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds' proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Office of the Trustees"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the funds' investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service
-------------------------------------------

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds' custodians to ensure that all proxy materials received by the custodians relating to the funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator
-------------------------------------------

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items
-------------------------------------------

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest
-------------------------------------------

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that
(1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005


Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES
---------------------
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: September 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: September 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: September 28, 2005